Statistical Supplement Package (unaudited) Third Quarter 2018 Page 1 of 54

Ameriprise Financial, Inc. Statistical Supplement Information Table of Contents Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics......................................................................................................................................... 16 Global Asset Management Products........................................................................................................... 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Annuities Segment Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics......................................................................................................................................... 22 Protection Segment Segment Adjusted Operating Income Statements....................................................................................... 24 Segment Metrics......................................................................................................................................... 25 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 27 Eliminations Adjusted Operating Income Statements ..................................................................................................... 28 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 30 Capital and Ratings Information................................................................................................................... 31 Investments................................................................................................................................................. 32 Non-GAAP Financial Information.................................................................................................................... 33 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 34 Glossary of Selected Terminology............................................................................................................... 35 Exhibit A Disclosed Items........................................................................................................................................... 38 Exhibit B Corporate & Other Segment Details............................................................................................................ 44 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 47 Exhibit D Revenue Detail by Product.......................................................................................................................... 50 Page 2 of 54

Statistical Supplement Package (unaudited) Third Quarter 2018 Consolidated Results Page 3 of 54

Ameriprise Financial, Inc. Statistical Supplement Presentation Third Quarter 2018 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities ("CIEs"), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48. The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives. Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. Page 4 of 54

Ameriprise Financial, Inc.
Consolidated GAAP Income Statements
Third Quarter 2018

(in millions, except per share amounts, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons: Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Revenues													
Management and financial advice fees	$ 1,639	$ 1,721	$ 1,669	$ 1,691	$ 1,739	$ 4,694	$ 5,099	$ 100	6 %	$ 405	9 %	$ 48	3 %
Distribution fees	435	456	468	465	470	1,301	1,403	35	8 %	102	8 %	5	1 %
Net investment income	372	355	396	419	386	1,154	1,201	14	4 %	47	4 %	(33)	(8)%
Premiums	348	359	343	357	363	1,035	1,063	15	4 %	28	3 %	6	2 %
Other revenues	232	303	308	284	358	802	950	126	54 %	148	18 %	74	26 %
Total revenues	3,026	3,194	3,184	3,216	3,316	8,986	9,716	290	10 %	730	8 %	100	3 %
Banking and deposit interest expense	12	14	16	20	24	34	60	12	#	26	76 %	4	20 %
Total net revenues	3,014	3,180	3,168	3,196	3,292	8,952	9,656	278	9 %	704	8 %	96	3 %
Expenses													
Distribution expenses	850	893	905	902	920	2,504	2,727	70	8 %	223	9 %	18	2 %
Interest credited to fixed accounts	176	147	141	180	178	509	499	2	1 %	(10)	(2)%	(2)	(1)%
Benefits, claims, losses and settlement expenses	474	581	494	635	729	1,652	1,858	255	54 %	206	12 %	94	15 %
Amortization of deferred acquisition costs	48	78	92	63	25	189	180	(23)	(48)%	(9)	(5)%	(38)	(60)%
Interest and debt expense	52	53	51	80	50	154	181	(2)	(4)%	27	18 %	(30)	(38)%
General and administrative expense	781	833	789	788	802	2,325	2,379	21	3 %	54	2 %	14	2 %
Total expenses	2,381	2,585	2,472	2,648	2,704	7,333	7,824	323	14 %	491	7 %	56	2 %
Pretax income	633	595	696	548	588	1,619	1,832	(45)	(7)%	213	13 %	40	7 %
Income tax provision	126	418	102	86	85	316	273	(41)	(33)%	(43)	(14)%	(1)	(1)%
Net income	$ 507	$ 177	$ 594	$ 462	$ 503	$ 1,303	$ 1,559	$ (4)	(1)%	$ 256	20 %	$ 41	9 %
Net Investment Income													
Investment income on fixed maturities	$ 340	$ 337	$ 329	$ 334	$ 339	$ 1,012	$ 1,002	$ (1)	-	$ (10)	(1)%	$ 5	1 %
Realized investment gains (losses)	(3)	11	6	5	4	35	15	7	#	(20)	(57)%	(1)	(20)%
Affordable housing	(17)	(58)	(11)	(14)	(24)	(42)	(49)	(7)	(41)%	(7)	(17)%	(10)	(71)%
Other (including seed money)	26	38	46	43	43	70	132	17	65 %	62	89 %	-	-
Consolidated investment entities	26	27	26	51	24	79	101	(2)	(8)%	22	28 %	(27)	(53)%
Total net investment income	$ 372	$ 355	$ 396	$ 419	$ 386	$ 1,154	$ 1,201	$ 14	4 %	$ 47	4 %	$ (33)	(8)%
Earnings Per Share													
Basic earnings per share	$ 3.31	$ 1.17	$ 3.97	$ 3.14	$ 3.48	$ 8.40	$ 10.61	$ 0.17	5 %	$ 2.21	26 %	$ 0.34	11 %
Earnings per diluted share	$ 3.26	$ 1.15	$ 3.91	$ 3.10	$ 3.43	$ 8.27	$ 10.45	$ 0.17	5 %	$ 2.18	26 %	$ 0.33	11 %
Earnings per diluted share growth	NM	(53.3)%	55.2 %	24.0 %	5.2 %	54.0 %	26.4 %	NM		(27.6)%		(18.8)%	
Weighted average common shares outstanding													
Basic weighted average common shares outstanding	153.0	151.0	149.5	147.0	144.4	155.2	147.0	(8.6)	(6)%	(8.2)	(5)%	(2.6)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	2.4	2.8	2.6	2.0	2.1	2.4	2.2	(0.3)	(13)%	(0.2)	(8)%	0.1	5 %
Diluted weighted average common shares outstanding	155.4	153.8	152.1	149.0	146.5	157.6	149.2	(8.9)	(6)%	(8.4)	(5)%	(2.5)	(2)%
Metrics													
Net revenue growth	(0.3)%	2.9 %	8.3 %	6.1 %	9.2 %	2.8 %	7.9 %	9.5 %		5.1 %		3.1 %	
Pretax income margin	21.0 %	18.7 %	22.0 %	17.1 %	17.9 %	18.1 %	19.0 %	(3.1)%		0.9 %		0.8 %	
Effective tax rate	19.9 %	70.3 %	14.7 %	15.7 %	14.4 %	19.5 %	14.9 %	(5.5)%		(4.6)%		(1.3)%	
Total equity / outstanding shares [1]	$ 41.54	$ 39.91	$ 39.38	$ 38.71	$ 39.26	$ 41.54	$ 39.26	$ (2.28)	(5)%	$ (2.28)	(5)%	$ 0.55	1 %
Total equity excluding AOCI / outstanding shares [2][3]	$ 39.49	$ 38.39	$ 39.41	$ 39.94	$ 40.96	$ 39.49	$ 40.96	$ 1.47	4 %	$ 1.47	4 %	$ 1.02	3 %

[1] Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

[2] Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

[3] See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.

NM Not Meaningful

Variance equal to or greater than 100%.

Page 5 of 54

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
Third Quarter 2018

(in millions except per share amounts, unaudited)

	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons: Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Revenues													
Total net revenues	$ 3,014	$ 3,180	$ 3,168	$ 3,196	$ 3,292	$ 8,952	$ 9,656	$ 278	9 %	$ 704	8 %	$ 96	3 %
Less revenues attributable to the CIEs	23	24	22	49	22	70	93	(1)	(4)%	23	33 %	(27)	(55)%
Less net realized investment gains (losses) [1]	(3)	11	6	5	4	35	15	7	#	(20)	(57)%	(1)	(20)%
Less market impact on indexed universal life benefits [1]	(5)	8	13	(10)	(8)	(7)	(5)	(3)	(60)%	2	29 %	2	20 %
Less market impact of hedges on investments	(1)	6	16	5	6	(8)	27	7	#	35	#	1	20 %
Adjusted operating total net revenues [2]	$ 3,000	$ 3,131	$ 3,111	$ 3,147	$ 3,268	$ 8,862	$ 9,526	$ 268	9 %	$ 664	7 %	$ 121	4 %
Earnings													
Net income	$ 507	$ 177	$ 594	$ 462	$ 503	$ 1,303	$ 1,559	$ (4)	(1)%	$ 256	20 %	$ 41	9 %
Less net income (loss) attributable to the CIEs	-	-	-	-	-	1	-	-	-	(1)	#	-	-
Integration/restructuring charges [3]	1	4	3	4	9	1	16	8	#	15	#	5	#
Market impact on variable annuity guaranteed benefits [1][3]	55	34	5	80	45	198	130	(10)	(18)%	(68)	(34)%	(35)	(44)%
Market impact on fixed index annuity benefits [1][3]	-	-	-	-	-	-	-	-	-	-	-	-	-
Market impact on indexed universal life benefits [1][3]	10	(20)	(25)	20	13	16	8	3	30 %	(8)	(50)%	(7)	(35)%
Market impact of hedges on investments [3]	1	(6)	(16)	(5)	(6)	8	(27)	(7)	#	(35)	#	(1)	(20)%
Less net realized investment gains (losses) [1][3]	(3)	11	6	5	4	33	15	7	#	(18)	(55)%	(1)	(20)%
Tax effect of adjustments [4]	(25)	-	8	(20)	(12)	(67)	(24)	13	52 %	43	64 %	8	40 %
Adjusted operating earnings [2]	$ 552	$ 178	$ 563	$ 536	$ 548	$ 1,425	$ 1,647	$ (4)	(1)%	$ 222	16 %	$ 12	2 %
Pretax Earnings													
Pretax income	$ 633	$ 595	$ 696	$ 548	$ 588	$ 1,619	$ 1,832	$ (45)	(7)%	$ 213	13 %	$ 40	7 %
Less pretax income (loss) attributable to the CIEs	-	-	-	-	-	2	-	-	-	(2)	#	-	-
Integration/restructuring charges	1	4	3	4	9	1	16	8	#	15	#	5	#
Market impact on variable annuity guaranteed benefits [1]	55	34	5	80	45	198	130	(10)	(18)%	(68)	(34)%	(35)	(44)%
Market impact on fixed index annuity benefits [1]	-	-	-	-	-	-	-	-	-	-	-	-	-
Market impact on indexed universal life benefits [1]	10	(20)	(25)	20	13	16	8	3	30 %	(8)	(50)%	(7)	(35)%
Market impact of hedges on investments	1	(6)	(16)	(5)	(6)	8	(27)	(7)	#	(35)	#	(1)	(20)%
Less net realized investment gains (losses) [1]	(3)	11	6	5	4	33	15	7	#	(18)	(55)%	(1)	(20)%
Pretax adjusted operating earnings [2]	$ 703	$ 596	$ 657	$ 642	$ 645	$ 1,807	$ 1,944	$ (58)	(8)%	$ 137	8 %	$ 3	-
Pretax Adjusted Operating Margin [2][5]	23.4%	19.0%	21.1%	20.4%	19.7%	20.4%	20.4%	(3.7)%		-		(0.7)%	
Adjusted Operating Effective Tax Rate [2][6]	21.5%	70.1%	14.3%	16.5%	15.0%	21.1%	15.3%	(6.5)%		(5.8)%		(1.5)%	
Weighted Average Common Shares Outstanding													
Basic	153.0	151.0	149.5	147.0	144.4	155.2	147.0	(8.6)	(6)%	(8.2)	(5)%	(2.6)	(2)%
Diluted	155.4	153.8	152.1	149.0	146.5	157.6	149.2	(8.9)	(6)%	(8.4)	(5)%	(2.5)	(2)%
Adjusted Operating Earnings Per Share [2]													
Basic adjusted operating earnings per share	$ 3.61	$ 1.18	$ 3.77	$ 3.65	$ 3.80	$ 9.18	$ 11.20	$ 0.19	5 %	$ 2.02	22 %	$ 0.15	4 %
Adjusted operating earnings per diluted share	$ 3.55	$ 1.16	$ 3.70	$ 3.60	$ 3.74	$ 9.04	$ 11.04	$ 0.19	5 %	$ 2.00	22 %	$ 0.14	4 %
Return on Equity													
Return on equity excluding AOCI [2][6]	28.2 %	24.8 %	28.3 %	29.6 %	29.6 %	28.2 %	29.6 %	1.4 %		1.4 %		-	
Adjusted operating return on equity excluding AOCI [2][6]	30.9 %	26.9 %	29.3 %	31.1 %	31.2 %	30.9 %	31.2 %	0.3 %		0.3 %		0.1 %	

(1) Adjusted operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits, market impact on fixed index annuity benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2) See non-GAAP financial information on pg 33.

(3) Pretax adjusted operating adjustments.

(4) Calculated using the statutory tax rate of 35% in 2017 and 21% in 2018.

(5) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues.

(6) Non-GAAP financial measure reconciliations can be found on pg 47.

Variance equal to or greater than 100%.

Page 6 of 54

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
Third Quarter 2018

(in millions except per share amounts, headcount and where noted, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons: Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Book Value													
Total equity excluding CIEs / outstanding shares [1][2]	$ 41.53	$ 39.91	$ 39.38	$ 38.70	$ 39.27	$ 41.53	$ 39.27	$ (2.26)	(5)%	$ (2.26)	(5)%	$ 0.57	1 %
Total equity excluding CIEs and AOCI / outstanding shares [1][3]	$ 39.48	$ 38.38	$ 39.41	$ 39.93	$ 40.96	$ 39.48	$ 40.96	$ 1.48	4 %	$ 1.48	4 %	$ 1.03	3 %
Adjusted Operating Metrics													
Adjusted operating total net revenue growth: Target 6 - 8%	0.7 %	5.6 %	7.8 %	5.7 %	8.9 %	2.2 %	7.5 %	8.2 %		5.3 %		3.2 %	
Adjusted operating earnings per diluted share growth: Target 12 - 15%	NM	(57.4)%	37.0 %	28.6 %	5.4 %	56.4 %	22.1 %	NM		(34.3)%		(23.2)%	
Adjusted operating return on equity excluding AOCI: Target 19 - 23% [1]	30.9 %	26.9 %	29.3 %	31.1 %	31.2 %	30.9 %	31.2 %	0.3 %		0.3 %		0.1 %	
Debt to Capital													
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.5 %	32.5 %	33.0 %	33.8 %	33.8 %	31.5 %	33.8 %	2.3 %		2.3 %		-	
Goodwill and Intangible Assets	$ 1,983	$ 2,027	$ 2,034	$ 2,009	$ 1,998	$ 1,983	$ 1,998	$ 15	1 %	$ 15	1 %	$ (11)	(1)%
Assets Under Management and Administration													
Advice & Wealth Management AUM	$ 233,890	$ 246,715	$ 249,565	$ 257,227	$ 270,571	$ 233,890	$ 270,571	$ 36,681	16 %	$ 36,681	16 %	$ 13,344	5 %
Asset Management AUM	483,953	494,558	485,315	482,072	485,352	483,953	485,352	1,399	-	1,399	-	3,280	1 %
Corporate AUM	292	41	39	39	39	292	39	(253)	(87)%	(253)	(87)%	-	-
Eliminations	(25,883)	(27,039)	(26,313)	(28,705)	(29,292)	(25,883)	(29,292)	(3,409)	(13)%	(3,409)	(13)%	(587)	(2)%
Total Assets Under Management	692,252	714,275	708,606	710,633	726,670	692,252	726,670	34,418	5 %	34,418	5 %	16,037	2 %
Total Assets Under Administration	177,203	182,767	178,621	180,278	186,786	177,203	186,786	9,583	5 %	9,583	5 %	6,508	4 %
Total AUM and AUA	$ 869,455	$ 897,042	$ 887,227	$ 890,911	$ 913,456	$ 869,455	$ 913,456	$ 44,001	5 %	$ 44,001	5 %	$ 22,545	3 %
Business Metrics													
Total Ameriprise client assets	$ 538,662	$ 559,692	$ 556,694	$ 565,726	$ 587,968	$ 538,662	$ 587,968	$ 49,306	9 %	$ 49,306	9 %	$ 22,242	4 %
Total financial advisors	9,890	9,896	9,881	9,906	9,933	9,890	9,933	43	-	43	-	27	-
Net Flows and Net Deposits													
Advisor wrap	$ 6,125	$ 5,013	$ 5,689	$ 5,260	$ 5,664	$ 14,520	$ 16,613	$ (461)	(8)%	$ 2,093	14 %	$ 404	8 %
Asset Management	(4,670)	2,357	(7,659)	(1,509)	(7,345)	(19,041)	(16,513)	(2,675)	(57)%	2,528	13 %	(5,836)	#
Annuities [4]	(1,098)	(1,144)	(1,162)	(984)	(1,025)	(3,686)	(3,171)	73	7 %	515	14 %	(41)	(4)%
Variable universal life / Universal life	(72)	(46)	(82)	(65)	(78)	(198)	(225)	(6)	(8)%	(27)	(14)%	(13)	(20)%
S&P 500													
Daily average	2,465	2,605	2,733	2,704	2,849	2,396	2,762	384	16 %	366	15 %	145	5 %
Period end	2,519	2,674	2,641	2,718	2,914	2,519	2,914	395	16 %	395	16 %	196	7 %
Weighted Equity Index (WEI) [5]													
Daily average	1,803	1,901	1,984	1,965	2,042	1,750	1,997	239	13 %	247	14 %	77	4 %
Period end	1,847	1,948	1,923	1,967	2,077	1,847	2,077	230	12 %	230	12 %	110	6 %

[1] See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.
[2] Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.
[3] Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
[4] Excludes payout annuities.
[5] Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.
NM Not Meaningful
Variance equal to or greater than 100%.

Page 7 of 54

Ameriprise Financial, Inc.
Common Share and Capital Summary
Third Quarter 2018

(in millions unless otherwise noted, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons: Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Common shares													
Beginning balance	150.3	148.3	146.6	145.0	142.2	154.8	146.6	(8.1)	(5)%	(8.2)	(5)%	(2.8)	(2)%
Repurchases	(2.3)	(1.9)	(2.4)	(2.9)	(2.4)	(8.0)	(7.7)	(0.1)	(4)%	0.3	4 %	0.5	17 %
Issuances	1.2	0.5	1.2	0.2	0.1	3.5	1.5	(1.1)	(92)%	(2.0)	(57)%	(0.1)	(50)%
Other	(0.9)	(0.3)	(0.4)	(0.1)	(0.1)	(2.0)	(0.6)	0.8	89 %	1.4	70 %	-	-
Total common shares outstanding	148.3	146.6	145.0	142.2	139.8	148.3	139.8	(8.5)	(6)%	(8.5)	(6)%	(2.4)	(2)%
Restricted stock units	3.5	3.6	3.3	3.3	3.3	3.5	3.3	(0.2)	(6)%	(0.2)	(6)%	-	-
Total basic common shares outstanding	151.8	150.2	148.3	145.5	143.1	151.8	143.1	(8.7)	(6)%	(8.7)	(6)%	(2.4)	(2)%
Total potentially dilutive shares	2.3	2.9	2.3	2.0	2.1	2.3	2.1	(0.2)	(9)%	(0.2)	(9)%	0.1	5 %
Total diluted shares	154.1	153.1	150.6	147.5	145.2	154.1	145.2	(8.9)	(6)%	(8.9)	(6)%	(2.3)	(2)%
Capital Returned to Shareholders													
Dividends paid	$ 129	$ 123	$ 125	$ 132	$ 131	$ 379	$ 388	$ 2	2 %	$ 9	2 %	$ (1)	(1)%
Common stock share repurchases	$ 333	$ 302	$ 387	$ 400	$ 353	$ 1,042	$ 1,140	$ 20	6 %	$ 98	9 %	$ (47)	(12)%
Allocated Capital [(1)]													
Advice & Wealth Management	$ 707	$ 710	$ 718	$ 738	$ 765	$ 707	$ 765	$ 58	8 %	$ 58	8 %	$ 27	4 %
Asset Management	1,821	1,868	1,871	1,867	1,858	1,821	1,858	37	2 %	37	2 %	(9)	-
Annuities	1,928	1,933	1,909	1,911	1,886	1,928	1,886	(42)	(2)%	(42)	(2)%	(25)	(1)%
Protection	1,391	1,339	1,465	1,455	1,385	1,391	1,385	(6)	-	(6)	-	(70)	(5)%
Corporate & Other	2,996	2,765	2,731	2,689	2,817	2,996	2,817	(179)	(6)%	(179)	(6)%	128	5 %
Total allocated capital	$ 8,843	$ 8,615	$ 8,694	$ 8,660	$ 8,711	$ 8,843	$ 8,711	$ (132)	(1)%	$ (132)	(1)%	$ 51	1 %

(1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations. Allocated capital is not adjusted for non adjusted operating items except for CIEs.

Page 8 of 54

Statistical Supplement Package (unaudited) Third Quarter 2018 Segment Results Page 9 of 54

Ameriprise Financial, Inc.
Segment Summary
Third Quarter 2018

(in millions unless otherwise noted, unaudited)

	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Segment Summary													
Advice & Wealth Management													
Adjusted operating total net revenues	$ 1,410	$ 1,509	$ 1,501	$ 1,543	$ 1,564	$ 4,107	$ 4,608	$ 154	11 %	$ 501	12 %	$ 21	1 %
Adjusted operating expenses	1,111	1,184	1,185	1,193	1,209	3,269	3,587	98	9 %	318	10 %	16	1 %
Pretax adjusted operating earnings	$ 299	$ 325	$ 316	$ 350	$ 355	$ 838	$ 1,021	$ 56	19 %	$ 183	22 %	$ 5	1 %
Allocated capital	$ 707	$ 710	$ 718	$ 738	$ 765	$ 707	$ 765	$ 58	8 %	$ 58	8 %	$ 27	4 %
Adjusted operating return on allocated capital (1)	132.5 %	112.5 %	119.2 %	126.6 %	132.2 %	132.5 %	132.2 %	(0.3)%		(0.3)%		5.6 %	
Pretax adjusted operating margin	21.2 %	21.5 %	21.1 %	22.7 %	22.7 %	20.4 %	22.2 %	1.5 %		1.8 %		-	
Asset Management													
Adjusted operating total net revenues	$ 784	$ 816	$ 778	$ 755	$ 772	$ 2,256	$ 2,305	$ (12)	(2)%	$ 49	2 %	$ 17	2 %
Adjusted operating expenses	580	606	583	572	575	1,726	1,730	(5)	(1)%	4	-	3	1 %
Pretax adjusted operating earnings	$ 204	$ 210	$ 195	$ 183	$ 197	$ 530	$ 575	$ (7)	(3)%	$ 45	8 %	$ 14	8 %
Allocated capital	$ 1,821	$ 1,868	$ 1,871	$ 1,867	$ 1,858	$ 1,821	$ 1,858	$ 37	2 %	$ 37	2 %	$ (9)	-
Adjusted operating return on allocated capital (1)	30.6 %	26.3 %	28.4 %	29.3 %	29.6 %	30.6 %	29.6 %	(1.0)%		(1.0)%		0.3 %	
Pretax adjusted operating margin	26.0 %	25.7 %	25.1 %	24.2 %	25.5 %	23.5 %	24.9 %	(0.5)%		1.4 %		1.3 %	
Adjusted operating total net revenues	$ 784	$ 816	$ 778	$ 755	$ 772	$ 2,256	$ 2,305	$ (12)	(2)%	$ 49	2 %	$ 17	2 %
Distribution pass thru revenues	(197)	(202)	(201)	(196)	(195)	(597)	(592)	2	1 %	5	1 %	1	1 %
Subadvisory and other pass thru revenues	(91)	(94)	(85)	(88)	(90)	(274)	(263)	1	1 %	11	4 %	(2)	(2)%
Net adjusted operating revenues (2)	$ 496	$ 520	$ 492	$ 471	$ 487	$ 1,385	$ 1,450	$ (9)	(2)%	$ 65	5 %	$ 16	3 %
Pretax adjusted operating earnings	$ 204	$ 210	$ 195	$ 183	$ 197	$ 530	$ 575	$ (7)	(3)%	$ 45	8 %	$ 14	8 %
Adjusted operating net investment income	(6)	(12)	(2)	(8)	(7)	(16)	(17)	(1)	(17)%	(1)	(6)%	1	13 %
Amortization of intangibles	4	5	5	4	5	12	14	1	25 %	2	17 %	1	25 %
Net adjusted operating earnings (2)	$ 202	$ 203	$ 198	$ 179	$ 195	$ 526	$ 572	$ (7)	(3)%	$ 46	9 %	$ 16	9 %
Net pretax adjusted operating margin (2)(3)	40.7 %	39.0 %	40.2 %	38.0 %	40.0 %	38.0 %	39.4 %	(0.7)%		1.4 %		2.0 %	
Annuities													
Adjusted operating total net revenues	$ 626	$ 638	$ 613	$ 622	$ 628	$ 1,861	$ 1,863	$ 2	-	$ 2	-	$ 6	1 %
Adjusted operating expenses	345	490	481	493	475	1,299	1,449	130	38 %	150	12 %	(18)	(4)%
Pretax adjusted operating earnings	$ 281	$ 148	$ 132	$ 129	$ 153	$ 562	$ 414	$ (128)	(46)%	$ (148)	(26)%	$ 24	19 %
Allocated capital	$ 1,928	$ 1,933	$ 1,909	$ 1,911	$ 1,886	$ 1,928	$ 1,886	$ (42)	(2)%	$ (42)	(2)%	$ (25)	(1)%
Adjusted operating return on allocated capital (1)	28.0 %	24.9 %	25.0 %	25.2 %	20.7 %	28.0 %	20.7 %	(7.3)%		(7.3)%		(4.5)%	
Pretax adjusted operating margin	44.9 %	23.2 %	21.5 %	20.7 %	24.4 %	30.2 %	22.2 %	(20.5)%		(8.0)%		3.7 %	
Protection													
Adjusted operating total net revenues	$ 478	$ 528	$ 519	$ 533	$ 611	$ 1,516	$ 1,663	$ 133	28 %	$ 147	10 %	$ 78	15 %
Adjusted operating expenses	423	481	449	488	550	1,347	1,487	127	30 %	140	10 %	62	13 %
Pretax adjusted operating earnings	$ 55	$ 47	$ 70	$ 45	$ 61	$ 169	$ 176	$ 6	11 %	$ 7	4 %	$ 16	36 %
Allocated capital	$ 1,391	$ 1,339	$ 1,465	$ 1,455	$ 1,385	$ 1,391	$ 1,385	$ (6)	-	$ (6)	-	$ (70)	(5)%
Adjusted operating return on allocated capital (1)	13.2 %	10.3 %	10.9 %	10.9 %	11.6 %	13.2 %	11.6 %	(1.6)%		(1.6)%		0.7 %	
Pretax adjusted operating margin	11.5 %	8.9 %	13.5 %	8.4 %	10.0 %	11.1 %	10.6 %	(1.5)%		(0.5)%		1.6 %	
Corporate & Other													
Corporate excluding Long Term Care pretax adjusted operating loss	$ (78)	$ (121)	$ (58)	$ (60)	$ (68)	$ (232)	$ (186)	$ 10	13 %	$ 46	20 %	$ (8)	(13)%
Long Term Care pretax adjusted operating earnings (loss)	$ (58)	$ (13)	$ 2	$ (5)	$ (53)	$ (60)	$ (56)	$ 5	9 %	$ 4	7 %	$ (48)	#

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(2) See non-GAAP financial information on pg 33.

(3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.

Variance equal to or greater than 100%.

Page 10 of 54

Statistical Supplement Package (unaudited) Third Quarter 2018 Advice & Wealth Management Segment Page 11 of 54

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Third Quarter 2018

(in millions unless otherwise noted, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Advice & Wealth Management Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 801	$ 855	$ 848	$ 878	$ 902	$ 2,298	$ 2,628	$ 101	13 %	$ 330	14 %	$ 24	3 %
Distribution fees	518	554	557	562	558	1,541	1,677	40	8 %	136	9 %	(4)	(1)%
Net investment income	64	65	69	73	81	174	223	17	27 %	49	28 %	8	11 %
Premiums	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	39	49	43	50	47	128	140	8	21 %	12	9 %	(3)	(6)%
Total revenues	1,422	1,523	1,517	1,563	1,588	4,141	4,668	166	12 %	527	13 %	25	2 %
Banking and deposit interest expense	12	14	16	20	24	34	60	12	#	26	76 %	4	20 %
Adjusted operating total net revenues	1,410	1,509	1,501	1,543	1,564	4,107	4,608	154	11 %	501	12 %	21	1 %
Expenses													
Distribution expenses	813	866	869	876	888	2,379	2,633	75	9 %	254	11 %	12	1 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	2	2	3	2	3	7	8	1	50 %	1	14 %	1	50 %
General and administrative expense	296	316	313	315	318	883	946	22	7 %	63	7 %	3	1 %
Adjusted operating expenses	1,111	1,184	1,185	1,193	1,209	3,269	3,587	98	9 %	318	10 %	16	1 %
Pretax adjusted operating earnings	$ 299	$ 325	$ 316	$ 350	$ 355	$ 838	$ 1,021	$ 56	19 %	$ 183	22 %	$ 5	1 %
Pretax adjusted operating margin	21.2 %	21.5 %	21.1 %	22.7 %	22.7 %	20.4 %	22.2 %	1.5 %		1.8 %		-	
Return on Capital													
Allocated capital	$ 707	$ 710	$ 718	$ 738	$ 765	$ 707	$ 765	$ 58	8 %	$ 58	8 %	$ 27	4 %
Adjusted operating return on allocated capital [1]	132.5 %	112.5 %	119.2 %	126.6 %	132.2 %	132.5 %	132.2 %	(0.3)%		(0.3)%		5.6 %	
Brokerage cash balance [2]	$ 25,483	$ 26,238	$ 25,443	$ 24,504	$ 24,238	$ 25,483	$ 24,238	$ (1,245)	(5)%	$ (1,245)	(5)%	$ (266)	(1)%
Brokerage sweep fee	1.11 %	1.14 %	1.32 %	1.57 %	1.73 %	0.93 %	1.54 %	0.62 %		0.61 %		0.16 %	
On-balance sheet deposits	$ 10,439	$ 10,316	$ 10,252	$ 10,440	$ 10,775	$ 10,439	$ 10,775	$ 336	3 %	$ 336	3 %	$ 335	3 %

[1] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

[2] Brokerage cash includes both off-balance sheet and on-balance sheet deposits. In the 3rd quarter of 2017 through the 3rd quarter of 2018, on-balance sheet deposits included in brokerage cash are $4.1B, $3.9B, $3.7B, $3.5B and $3.4B, respectively.

Variance equal to or greater than 100%.

Page 12 of 54

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Third Quarter 2018

(in millions, except headcount and where noted, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons: Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Product Information													
Certificates and Banking - Combined													
Pretax adjusted operating earnings	$ 19	$ 18	$ 17	$ 15	$ 16	$ 51	$ 48	$ (3)	(16)%	$ (3)	(6)%	$ 1	7 %
Allocated capital	$ 351	$ 353	$ 361	$ 380	$ 403	$ 351	$ 403	$ 52	15 %	$ 52	15 %	$ 23	6 %
Adjusted operating return on allocated capital [1]	15.5 %	13.3 %	13.6 %	13.2 %	12.5 %	15.5 %	12.5 %	(3.0)%		(3.0)%		(0.7)%	
Wealth Management & Distribution													
Pretax adjusted operating earnings	$ 280	$ 307	$ 299	$ 335	$ 339	$ 787	$ 973	$ 59	21 %	$ 186	24 %	$ 4	1 %
Allocated capital	$ 356	$ 357	$ 357	$ 358	$ 362	$ 356	$ 362	$ 6	2 %	$ 6	2 %	$ 4	1 %
Adjusted operating return on allocated capital [1]	254.1 %	215.3 %	227.7 %	242.9 %	255.8 %	254.1 %	255.8 %	1.7 %		1.7 %		12.9 %	
Financial Advisors													
Employee advisors [2]	2,209	2,210	2,176	2,176	2,174	2,209	2,174	(35)	(2)%	(35)	(2)%	(2)	-
Franchisee advisors	7,681	7,686	7,705	7,730	7,759	7,681	7,759	78	1 %	78	1 %	29	-
Total financial advisors	9,890	9,896	9,881	9,906	9,933	9,890	9,933	43	-	43	-	27	-
Adjusted operating total net revenues per financial advisor (in thousands) [3]	$ 143	$ 152	$ 152	$ 156	$ 157	$ 423	$ 465	$ 14	10 %	$ 42	10 %	$ 1	1 %
Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) [4]	$ 562	$ 575	$ 590	$ 603	$ 617	$ 562	$ 617	$ 55	10 %	$ 55	10 %	$ 14	2 %
Advisor Retention													
Employee	90.7 %	92.4 %	92.2 %	92.3 %	91.9 %	90.7 %	91.9 %	1.2 %		1.2 %		(0.4)%	
Franchisee	92.7 %	92.8 %	93.0 %	93.5 %	93.6 %	92.7 %	93.6 %	0.9 %		0.9 %		0.1 %	
Total Client Assets (at period end)	$ 538,662	$ 559,692	$ 556,694	$ 565,726	$ 587,968	$ 538,662	$ 587,968	$ 49,306	9 %	$ 49,306	9 %	$ 22,242	4 %
Total Wrap Accounts													
Beginning assets	$ 222,327	$ 235,224	$ 248,150	$ 250,974	$ 258,729	$ 201,078	$ 248,150	$ 36,402	16 %	$ 47,072	23 %	$ 7,755	3 %
Inflows from acquisitions [5]	743	-	-	-	-	743	-	(743)	#	(743)	#	-	-
Other net flows	5,382	5,013	5,689	5,260	5,664	13,777	16,613	282	5 %	2,836	21 %	404	8 %
Net flows	6,125	5,013	5,689	5,260	5,664	14,520	16,613	(461)	(8)%	2,093	14 %	404	8 %
Market appreciation (depreciation) and other [6]	6,772	7,913	(2,865)	2,495	7,850	19,626	7,480	1,078	16 %	(12,146)	(62)%	5,355	#
Total wrap ending assets	$ 235,224	$ 248,150	$ 250,974	$ 258,729	$ 272,243	$ 235,224	$ 272,243	$ 37,019	16 %	$ 37,019	16 %	$ 13,514	5 %
Advisory wrap account assets ending balance [7]	$ 233,036	$ 245,819	$ 248,675	$ 256,327	$ 269,669	$ 233,036	$ 269,669	$ 36,633	16 %	$ 36,633	16 %	$ 13,342	5 %

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(2) IPI advisors are being included in the employee advisor count.

(3) Year-to-date is sum of current and prior quarters for the year under review.

(4) Trailing twelve months is the sum of the last four quarters.

(5) Inflows associated with acquisitions that closed during the quarter.

(6) Included in Market appreciation (depreciation) and other is the change in IPI wrap assets.

(7) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

Variance equal to or greater than 100%.

Page 13 of 54

Statistical Supplement Package (unaudited) Third Quarter 2018 Asset Management Segment Page 14 of 54

Ameriprise Financial, Inc.
Asset Management Segment
Third Quarter 2018

(in millions unless otherwise noted, unaudited)

	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons: Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Asset Management Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 663	$ 685	$ 645	$ 636	$ 657	$ 1,884	$ 1,938	$ (6)	(1)%	$ 54	3 %	$ 21	3 %
Distribution fees	111	114	114	110	108	344	332	(3)	(3)%	(12)	(3)%	(2)	(2)%
Net investment income	6	12	2	8	7	16	17	1	17 %	1	6 %	(1)	(13)%
Premiums	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	4	5	17	1	-	12	18	(4)	#	6	50 %	(1)	#
Total revenues	784	816	778	755	772	2,256	2,305	(12)	(2)%	49	2 %	17	2 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	784	816	778	755	772	2,256	2,305	(12)	(2)%	49	2 %	17	2 %
Expenses													
Distribution expenses	246	249	249	241	244	749	734	(2)	(1)%	(15)	(2)%	3	1 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	4	3	3	4	3	12	10	(1)	(25)%	(2)	(17)%	(1)	(25)%
Interest and debt expense	5	6	6	6	5	16	17	-	-	1	6 %	(1)	(17)%
General and administrative expense	325	348	325	321	323	949	969	(2)	(1)%	20	2 %	2	1 %
Adjusted operating expenses	580	606	583	572	575	1,726	1,730	(5)	(1)%	4	-	3	1 %
Pretax adjusted operating earnings	$ 204	$ 210	$ 195	$ 183	$ 197	$ 530	$ 575	$ (7)	(3)%	$ 45	8 %	$ 14	8 %
Pretax adjusted operating margin	26.0 %	25.7 %	25.1 %	24.2 %	25.5 %	23.5 %	24.9 %	(0.5)%		1.4 %		1.3 %	
Adjusted operating total net revenues	$ 784	$ 816	$ 778	$ 755	$ 772	$ 2,256	$ 2,305	$ (12)	(2)%	$ 49	2 %	$ 17	2 %
Distribution pass thru revenues	(197)	(202)	(201)	(196)	(195)	(597)	(592)	2	1 %	5	1 %	1	1 %
Subadvisory and other pass thru revenues	(91)	(94)	(85)	(88)	(90)	(274)	(263)	1	1 %	11	4 %	(2)	(2)%
Net adjusted operating revenues [1]	$ 496	$ 520	$ 492	$ 471	$ 487	$ 1,385	$ 1,450	$ (9)	(2)%	$ 65	5 %	$ 16	3 %
Pretax adjusted operating earnings	$ 204	$ 210	$ 195	$ 183	$ 197	$ 530	$ 575	$ (7)	(3)%	$ 45	8 %	$ 14	8 %
Adjusted operating net investment income	(6)	(12)	(2)	(8)	(7)	(16)	(17)	(1)	(17)%	(1)	(6)%	1	13 %
Amortization of intangibles	4	5	5	4	5	12	14	1	25 %	2	17 %	1	25 %
Net adjusted operating earnings [1]	$ 202	$ 203	$ 198	$ 179	$ 195	$ 526	$ 572	$ (7)	(3)%	$ 46	9 %	$ 16	9 %
Net pretax adjusted operating margin [1][2]	40.7 %	39.0 %	40.2 %	38.0 %	40.0 %	38.0 %	39.4 %	(0.7)%		1.4 %		2.0 %	
Performance Fees [3]													
Net performance fees	$ 12	$ 12	$ 1	$ 3	$ 14	$ 14	$ 18	$ 2	17 %	$ 4	29 %	$ 11	#
Return on Capital													
Allocated capital	$ 1,821	$ 1,868	$ 1,871	$ 1,867	$ 1,858	$ 1,821	$ 1,858	$ 37	2 %	$ 37	2 %	$ (9)	-
Adjusted operating return on allocated capital [4]	30.6 %	26.3 %	28.4 %	29.3 %	29.6 %	30.6 %	29.6 %	(1.0)%		(1.0)%		0.3 %	

[1] See non-GAAP financial information on pg 33.
[2] Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.
[3] Performance fees, which are net of associated compensation, do not include CLO incentive fees.
[4] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.
Variance equal to or greater than 100%.

Page 15 of 54

Ameriprise Financial, Inc.
Asset Management Segment
Third Quarter 2018

(in millions unless otherwise noted, unaudited)						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q	
	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Total Managed Assets by Type													
Equity	$ 265,839	$ 275,417	$ 267,687	$ 268,561	$ 273,799	$ 265,839	$ 273,799	$ 7,960	3 %	$ 7,960	3 %	$ 5,238	2 %
Fixed income	178,006	173,571	172,127	169,136	167,828	178,006	167,828	(10,178)	(6)%	(10,178)	(6)%	(1,308)	(1)%
Money market	5,887	5,362	5,285	6,061	5,505	5,887	5,505	(382)	(6)%	(382)	(6)%	(556)	(9)%
Alternative	6,464	5,566	5,486	4,432	3,393	6,464	3,393	(3,071)	(48)%	(3,071)	(48)%	(1,039)	(23)%
Hybrid and other	27,757	34,642	34,730	33,882	34,827	27,757	34,827	7,070	25 %	7,070	25 %	945	3 %
Total managed assets by type	$ 483,953	$ 494,558	$ 485,315	$ 482,072	$ 485,352	$ 483,953	$ 485,352	$ 1,399	-	$ 1,399	-	$ 3,280	1 %
Average Managed Assets by Type (1)													
Equity	$ 261,704	$ 270,533	$ 275,954	$ 268,420	$ 273,172	$ 254,253	$ 273,393	$ 11,468	4 %	$ 19,140	8 %	$ 4,752	2 %
Fixed income	177,300	176,508	173,142	170,403	168,896	177,309	170,850	(8,404)	(5)%	(6,459)	(4)%	(1,507)	(1)%
Money market	5,826	5,539	5,474	6,071	5,740	5,898	5,779	(86)	(1)%	(119)	(2)%	(331)	(5)%
Alternative	6,524	6,092	5,533	5,045	3,914	7,014	4,805	(2,610)	(40)%	(2,209)	(31)%	(1,131)	(22)%
Hybrid and other	27,157	31,169	34,983	34,089	34,468	26,155	34,555	7,311	27 %	8,400	32 %	379	1 %
Total average managed assets by type	$ 478,511	$ 489,841	$ 495,086	$ 484,028	$ 486,190	$ 470,629	$ 489,382	$ 7,679	2 %	$ 18,753	4 %	$ 2,162	-

(1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period.

Page 16 of 54

Ameriprise Financial, Inc.
Asset Management Segment
Third Quarter 2018

(in millions unless otherwise noted, unaudited)						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q	
	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward													
Global Retail Funds													
Beginning assets	$ 272,902	$ 280,749	$ 287,803	$ 282,089	$ 282,311	$ 259,919	$ 287,803	$ 9,409	3 %	$ 27,884	11 %	$ 222	-
Inflows	10,916	12,917	13,243	13,696	12,660	38,007	39,599	1,744	16 %	1,592	4 %	(1,036)	(8)%
Outflows	(12,329)	(14,332)	(17,023)	(14,569)	(15,450)	(45,668)	(47,042)	(3,121)	(25)%	(1,374)	(3)%	(881)	(6)%
Net VP/VIT fund flows	(750)	(773)	(750)	(689)	(788)	(2,557)	(2,227)	(38)	(5)%	330	13 %	(99)	(14)%
Net new flows	(2,163)	(2,188)	(4,530)	(1,562)	(3,578)	(10,218)	(9,670)	(1,415)	(65)%	548	5 %	(2,016)	#
Reinvested dividends	489	6,530	476	2,984	551	3,301	4,011	62	13 %	710	22 %	(2,433)	(82)%
Net flows	(1,674)	4,342	(4,054)	1,422	(3,027)	(6,917)	(5,659)	(1,353)	(81)%	1,258	18 %	(4,449)	#
Distributions	(689)	(7,640)	(657)	(3,461)	(742)	(4,091)	(4,860)	(53)	(8)%	(769)	(19)%	2,719	79 %
Market appreciation (depreciation) and other [1]	9,064	9,975	(2,449)	4,723	8,252	28,436	10,526	(812)	(9)%	(17,910)	(63)%	3,529	75 %
Foreign currency translation [2]	1,146	377	1,446	(2,462)	(425)	3,402	(1,441)	(1,571)	#	(4,843)	#	2,037	83 %
Total ending assets	280,749	287,803	282,089	282,311	286,369	280,749	286,369	5,620	2 %	5,620	2 %	4,058	1 %
% of total retail assets sub-advised	17.2%	17.9%	17.5%	18.0%	17.8%	17.2%	17.8%	0.7 %		0.7 %		(0.2)%	
Global Institutional													
Beginning assets	199,747	203,204	206,755	203,226	199,761	194,494	206,755	14	-	12,261	6 %	(3,465)	(2)%
Inflows	5,805	5,805	6,345	5,775	4,642	18,859	16,762	(1,163)	(20)%	(2,097)	(11)%	(1,133)	(20)%
Inflows from acquisitions [3]	-	5,439	-	-	-	-	-	-	-	-	-	-	-
Outflows [1]	(8,801)	(13,229)	(9,950)	(8,706)	(8,960)	(30,983)	(27,616)	(159)	(2)%	3,367	11 %	(254)	(3)%
Net flows	(2,996)	(1,985)	(3,605)	(2,931)	(4,318)	(12,124)	(10,854)	(1,322)	(44)%	1,270	10 %	(1,387)	(47)%
Market appreciation (depreciation) and other [4]	4,052	4,863	(2,866)	4,212	4,384	13,893	5,730	332	8 %	(8,163)	(59)%	172	4 %
Foreign currency translation [2]	2,401	673	2,942	(4,746)	(844)	6,941	(2,648)	(3,245)	#	(9,589)	#	3,902	82 %
Total ending assets	203,204	206,755	203,226	199,761	198,983	203,204	198,983	(4,221)	(2)%	(4,221)	(2)%	(778)	-
Total managed assets	$ 483,953	$ 494,558	$ 485,315	$ 482,072	$ 485,352	$ 483,953	$ 485,352	$ 1,399	-	$ 1,399	-	$ 3,280	1 %
Total net flows	$ (4,670)	$ 2,357	$ (7,659)	$ (1,509)	$ (7,345)	$ (19,041)	$ (16,513)	$ (2,675)	(57)%	$ 2,528	13 %	$ (5,836)	#
Former Parent Company Related [5]													
Retail net new flows	$ (570)	$ (713)	$ (545)	$ (558)	$ (411)	$ (2,255)	$ (1,514)	$ 159	28 %	$ 741	33 %	$ 147	26 %
Institutional net new flows [1]	(2,411)	(1,819)	(1,029)	(1,449)	(1,085)	(10,417)	(3,563)	1,326	55 %	6,854	66 %	364	25 %
Total net new flows	$ (2,981)	$ (2,532)	$ (1,574)	$ (2,007)	$ (1,496)	$ (12,672)	$ (5,077)	$ 1,485	50 %	$ 7,595	60 %	$ 511	25 %

(1) 2 Qtr 2018 amounts were restated to correct an error related to former parent company related assets. The change was a decrease to retail fund market appreciation and other of $230 million and a decrease to institutional outflows of $230 million, which was also reflected in former parent company related institutional net new flows. There were no changes in total managed assets.

(2) Amounts represent local currency to US dollar translation for reporting purposes.

(3) Inflows associated with acquisitions that closed during the quarter.

(4) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.

(5) Former parent company related assets and net new flows are included in the rollforwards above.

Variance equal to or greater than 100%.

Page 17 of 54

Ameriprise Financial, Inc.
Asset Management Segment - Columbia
Third Quarter 2018

Mutual Fund Rankings in top 2 Lipper Quartiles

		3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018
Domestic Equity						
Equal weighted	1 year	72 %	69 %	57 %	46 %	43 %
	3 year	75 %	75 %	72 %	59 %	53 %
	5 year	78 %	69 %	69 %	66 %	66 %
Asset weighted	1 year	68 %	73 %	58 %	50 %	54 %
	3 year	82 %	83 %	81 %	54 %	52 %
	5 year	82 %	80 %	80 %	78 %	75 %
International Equity						
Equal weighted	1 year	75 %	75 %	85 %	80 %	80 %
	3 year	55 %	60 %	65 %	65 %	65 %
	5 year	75 %	70 %	75 %	75 %	75 %
Asset weighted	1 year	56 %	52 %	57 %	57 %	67 %
	3 year	44 %	47 %	46 %	50 %	52 %
	5 year	55 %	54 %	57 %	61 %	64 %
Taxable Fixed Income						
Equal weighted	1 year	72 %	67 %	74 %	63 %	78 %
	3 year	78 %	83 %	72 %	72 %	76 %
	5 year	76 %	82 %	76 %	76 %	75 %
Asset weighted	1 year	74 %	69 %	80 %	74 %	85 %
	3 year	83 %	89 %	77 %	74 %	79 %
	5 year	87 %	89 %	82 %	82 %	82 %
Tax Exempt Fixed Income						
Equal weighted	1 year	74 %	79 %	84 %	95 %	84 %
	3 year	89 %	89 %	89 %	84 %	84 %
	5 year	100 %	100 %	100 %	100 %	94 %
Asset weighted	1 year	60 %	76 %	91 %	99 %	84 %
	3 year	98 %	93 %	92 %	91 %	91 %
	5 year	100 %	100 %	100 %	100 %	93 %
Asset Allocation Funds						
Equal weighted	1 year	54 %	62 %	60 %	53 %	50 %
	3 year	90 %	80 %	69 %	62 %	67 %
	5 year	78 %	78 %	78 %	78 %	78 %
Asset weighted	1 year	47 %	51 %	51 %	48 %	47 %
	3 year	94 %	94 %	90 %	50 %	50 %
	5 year	93 %	94 %	94 %	94 %	94 %
Number of 4- or 5-star Morningstar rated funds						
Overall		51	52	56	54	54
3 year		56	56	52	54	52
5 year		49	50	53	50	49
Percent of 4- or 5-star Morningstar rated funds						
Overall		50 %	51 %	53 %	51 %	52 %
3 year		55 %	55 %	50 %	51 %	50 %
5 year		49 %	51 %	54 %	51 %	49 %
Percent of 4- or 5-star Morningstar rated assets						
Overall		58 %	60 %	61 %	58 %	61 %
3 year		66 %	63 %	52 %	50 %	54 %
5 year		57 %	59 %	61 %	51 %	53 %

Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median.

Page 18 of 54

Ameriprise Financial, Inc.
Asset Management Segment - Threadneedle
Third Quarter 2018

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018
Equity						
Equal weighted	1 year	48 %	59 %	57 %	56 %	56 %
	3 year	72 %	64 %	64 %	65 %	61 %
	5 year	72 %	63 %	61 %	73 %	72 %
Asset weighted	1 year	50 %	56 %	53 %	53 %	67 %
	3 year	79 %	60 %	59 %	74 %	69 %
	5 year	59 %	63 %	51 %	75 %	80 %
Fixed Income						
Equal weighted	1 year	76 %	83 %	79 %	77 %	73 %
	3 year	79 %	82 %	69 %	72 %	76 %
	5 year	76 %	72 %	80 %	72 %	80 %
Asset weighted	1 year	85 %	93 %	91 %	94 %	91 %
	3 year	90 %	95 %	89 %	90 %	96 %
	5 year	92 %	88 %	91 %	89 %	92 %
Allocation (Managed) Funds						
Equal weighted	1 year	78 %	67 %	50 %	50 %	75 %
	3 year	89 %	78 %	88 %	88 %	88 %
	5 year	86 %	100 %	100 %	100 %	100 %
Asset weighted	1 year	61 %	60 %	45 %	48 %	95 %
	3 year	94 %	97 %	99 %	99 %	99 %
	5 year	93 %	100 %	100 %	100 %	100 %

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor.

Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Page 19 of 54

Statistical Supplement Package (unaudited) Third Quarter 2018 Annuities Segment Page 20 of 54

Ameriprise Financial, Inc.
Annuities Segment
Third Quarter 2018

(in millions unless otherwise noted, unaudited)						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q	
	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Annuities Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 200	$ 204	$ 200	$ 200	$ 203	$ 586	$ 603	$ 3	2 %	$ 17	3 %	$ 3	2 %
Distribution fees	87	89	88	88	89	257	265	2	2 %	8	3 %	1	1 %
Net investment income	173	170	164	161	159	527	484	(14)	(8)%	(43)	(8)%	(2)	(1)%
Premiums	24	32	24	27	29	84	80	5	21 %	(4)	(5)%	2	7 %
Other revenues	142	143	137	146	148	407	431	6	4 %	24	6 %	2	1 %
Total revenues	626	638	613	622	628	1,861	1,863	2	-	2	-	6	1 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	626	638	613	622	628	1,861	1,863	2	-	2	-	6	1 %
Expenses													
Distribution expenses	105	114	110	113	107	314	330	2	2 %	16	5 %	(6)	(5)%
Interest credited to fixed accounts	121	116	113	115	117	357	345	(4)	(3)%	(12)	(3)%	2	2 %
Benefits, claims, losses and settlement expenses	19	156	150	158	166	311	474	147	#	163	52 %	8	5 %
Amortization of deferred acquisition costs	40	46	50	49	25	135	124	(15)	(38)%	(11)	(8)%	(24)	(49)%
Interest and debt expense	9	9	9	10	10	26	29	1	11 %	3	12 %	-	-
General and administrative expense	51	49	49	48	50	156	147	(1)	(2)%	(9)	(6)%	2	4 %
Adjusted operating expenses	345	490	481	493	475	1,299	1,449	130	38 %	150	12 %	(18)	(4)%
Pretax adjusted operating earnings	$ 281	$ 148	$ 132	$ 129	$ 153	$ 562	$ 414	$ (128)	(46)%	$ (148)	(26)%	$ 24	19 %
Pretax adjusted operating margin	44.9 %	23.2 %	21.5 %	20.7 %	24.4 %	30.2 %	22.2 %	(20.5)%		(8.0)%		3.7 %	
Return on Capital													
Allocated capital	$ 1,928	$ 1,933	$ 1,909	$ 1,911	$ 1,886	$ 1,928	$ 1,886	$ (42)	(2)%	$ (42)	(2)%	$ (25)	(1)%
Adjusted operating return on allocated capital [1]	28.0 %	24.9 %	25.0 %	25.2 %	20.7 %	28.0 %	20.7 %	(7.3)%		(7.3)%		(4.5)%	
Market impact on variable annuity guaranteed benefits [2]													
Risk margin and nonperformance spread impact	$ (7)	$ 13	$ 28	$ 2	$ (37)	$ (32)	$ (7)	$ (30)	#	$ 25	78 %	$ (39)	#
Other	(48)	(47)	(33)	(82)	(8)	(166)	(123)	40	83 %	43	26 %	74	90 %
Total VA guaranteed benefit impact excluded from adjusted operating earnings	$ (55)	$ (34)	$ (5)	$ (80)	$ (45)	$ (198)	$ (130)	$ 10	18 %	$ 68	34 %	$ 35	44 %
Market impact on fixed index annuity benefits [3]													
Risk margin and nonperformance spread impact	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
Total fixed index annuity benefit impact excluded from adjusted operating earnings	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Total annuity net flows [4]	$ (1,098)	$ (1,144)	$ (1,162)	$ (984)	$ (1,025)	$ (3,686)	$ (3,171)	$ 73	7 %	$ 515	14 %	$ (41)	(4)%

[1] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

[2] Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

[3] Market impact on fixed index annuity benefits, net of hedges and the related DAC amortization.

[4] Excludes payout annuities.

Variance equal to or greater than 100%.

Page 21 of 54

Ameriprise Financial, Inc.
Annuities Segment
Third Quarter 2018

(in millions unless otherwise noted, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Product Information													
Variable Annuities													
Pretax adjusted operating earnings	$ 262	$ 134	$ 116	$ 117	$ 147	$ 505	$ 380	$ (115)	(44)%	$ (125)	(25)%	$ 30	26 %
Allocated capital (1)	$ 650	$ 650	$ 650	$ 650	$ 650	$ 650	$ 650	$ -	-	$ -	-	$ -	-
Adjusted operating return on allocated capital (2)	74.9 %	67.4 %	67.9 %	68.1 %	55.7 %	74.9 %	55.7 %	(19.2)%		(19.2)%		(12.4)%	
Fixed Annuities (3)													
Pretax adjusted operating earnings	$ 19	$ 14	$ 16	$ 12	$ 6	$ 57	$ 34	$ (13)	(68)%	$ (23)	(40)%	$ (6)	(50)%
Allocated capital	$ 1,278	$ 1,283	$ 1,259	$ 1,261	$ 1,236	$ 1,278	$ 1,236	$ (42)	(3)%	$ (42)	(3)%	$ (25)	(2)%
Adjusted operating return on allocated capital (2)	4.7 %	3.8 %	3.4 %	3.4 %	2.6 %	4.7 %	2.6 %	(2.1)%		(2.1)%		(0.8)%	
Variable Annuities Rollforward													
Beginning balance	$ 77,397	$ 78,654	$ 80,340	$ 78,731	$ 78,288	$ 74,817	$ 80,340	$ 891	1 %	$ 5,523	7 %	$ (443)	(1)%
Deposits	1,031	1,175	1,150	1,228	1,063	3,047	3,441	32	3 %	394	13 %	(165)	(13)%
Withdrawals and terminations	(1,916)	(2,073)	(2,069)	(1,997)	(1,889)	(6,011)	(5,955)	27	1 %	56	1 %	108	5 %
Net flows	(885)	(898)	(919)	(769)	(826)	(2,964)	(2,514)	59	7 %	450	15 %	(57)	(7)%
Investment performance and interest credited	2,142	2,584	(690)	326	1,982	6,801	1,618	(160)	(7)%	(5,183)	(76)%	1,656	#
Total ending balance - contract accumulation values	$ 78,654	$ 80,340	$ 78,731	$ 78,288	$ 79,444	$ 78,654	$ 79,444	$ 790	1 %	$ 790	1 %	$ 1,156	1 %
Variable annuities fixed sub-accounts	$ 5,187	$ 5,166	$ 5,139	$ 5,130	$ 5,127	$ 5,187	$ 5,127	$ (60)	(1)%	$ (60)	(1)%	$ (3)	-
Fixed Deferred Annuities Rollforward													
Beginning balance	$ 9,631	$ 9,492	$ 9,320	$ 9,147	$ 9,003	$ 9,991	$ 9,320	$ (628)	(7)%	$ (671)	(7)%	$ (144)	(2)%
Deposits	33	33	42	60	49	120	151	16	48 %	31	26 %	(11)	(18)%
Withdrawals and terminations	(246)	(279)	(285)	(275)	(248)	(842)	(808)	(2)	(1)%	34	4 %	27	10 %
Net flows	(213)	(246)	(243)	(215)	(199)	(722)	(657)	14	7 %	65	9 %	16	7 %
Policyholder interest credited	74	74	70	71	71	223	212	(3)	(4)%	(11)	(5)%	-	-
Total ending balance - contract accumulation values	$ 9,492	$ 9,320	$ 9,147	$ 9,003	$ 8,875	$ 9,492	$ 8,875	$ (617)	(7)%	$ (617)	(7)%	$ (128)	(1)%
Capitalized interest	$ 1	$ -	$ -	$ 1	$ (1)	$ 2	$ -	$ (2)	#	$ (2)	#	$ (2)	#
Payout Annuities Reserve Balance	$ 2,091	$ 2,099	$ 2,093	$ 2,093	$ 2,089	$ 2,091	$ 2,089	$ (2)	-	$ (2)	-	$ (4)	-
Tax Equivalent Spread - Fixed Deferred Annuities (4)													
Gross rate of return on invested assets (5)	4.3 %	4.2 %	4.1 %	4.2 %	4.1 %	4.3 %	4.2 %	(0.2)%		(0.1)%		(0.1)%	
Crediting rate excluding capitalized interest	(3.1)%	(3.1)%	(3.1)%	(3.2)%	(3.2)%	(3.1)%	(3.2)%	(0.1)%		(0.1)%		-	
Tax equivalent margin spread	1.2 %	1.1 %	1.0 %	1.0 %	0.9 %	1.2 %	1.0 %	(0.3)%		(0.2)%		(0.1)%	
Total Variable Annuities DAC													
Beginning balance	$ 1,729	$ 1,737	$ 1,747	$ 1,754	$ 1,770	$ 1,724	$ 1,747	$ 41	2 %	$ 23	1 %	$ 16	1 %
Capitalization	39	43	42	46	40	113	128	1	3 %	15	13 %	(6)	(13)%
Non adjusted operating amortization	6	2	(5)	10	6	24	11	-	-	(13)	(54)%	(4)	(40)%
Amortization per income statement	(36)	(41)	(45)	(45)	(17)	(121)	(107)	19	53 %	14	12 %	28	62 %
Other	(1)	6	15	5	4	(3)	24	5	#	27	#	(1)	(20)%
Total ending balance	$ 1,737	$ 1,747	$ 1,754	$ 1,770	$ 1,803	$ 1,737	$ 1,803	$ 66	4 %	$ 66	4 %	$ 33	2 %
Total Fixed Deferred Annuities DAC													
Beginning balance	$ 68	$ 67	$ 71	$ 83	$ 87	$ 76	$ 71	$ 19	28 %	$ (5)	(7)%	$ 4	5 %
Capitalization	1	-	1	1	-	2	2	(1)	#	-	-	(1)	#
Non adjusted operating amortization	-	-	-	-	-	(1)	-	-	-	1	#	-	-
Amortization per income statement	(4)	(5)	(5)	(4)	(8)	(14)	(17)	(4)	#	(3)	(21)%	(4)	#
Other	2	9	16	7	5	4	28	3	#	24	#	(2)	(29)%
Total ending balance	$ 67	$ 71	$ 83	$ 87	$ 84	$ 67	$ 84	$ 17	25 %	$ 17	25 %	$ (3)	(3)%

(1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(3) Includes payout annuities.

(4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5) In the 3rd quarter of 2017 through the 3rd quarter of 2018, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.2%, 4.2%, 4.1%, 4.1% and 4.1% respectively.

Variance equal to or greater than 100%.

Page 22 of 54

Statistical Supplement Package (unaudited) Third Quarter 2018 Protection Segment Page 23 of 54

Ameriprise Financial, Inc.
Protection Segment
Third Quarter 2018

(in millions unless otherwise noted, unaudited)

	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons: Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Protection Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 13	$ 14	$ 14	$ 13	$ 13	$ 39	$ 40	$ -	-	$ 1	3 %	$ -	-
Distribution fees	23	26	24	25	25	70	74	2	9 %	4	6 %	-	-
Net investment income	86	85	84	87	88	253	259	2	2 %	6	2 %	1	1 %
Premiums	305	308	301	311	316	896	928	11	4 %	32	4 %	5	2 %
Other revenues	51	95	96	97	169	258	362	118	#	104	40 %	72	74 %
Total revenues	478	528	519	533	611	1,516	1,663	133	28 %	147	10 %	78	15 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	478	528	519	533	611	1,516	1,663	133	28 %	147	10 %	78	15 %
Expenses													
Distribution expenses	17	18	16	19	17	50	52	-	-	2	4 %	(2)	(11)%
Interest credited to fixed accounts	47	48	49	48	52	138	149	5	11 %	11	8 %	4	8 %
Benefits, claims, losses and settlement expenses	278	321	292	326	401	888	1,019	123	44 %	131	15 %	75	23 %
Amortization of deferred acquisition costs	13	26	25	27	7	70	59	(6)	(46)%	(11)	(16)%	(20)	(74)%
Interest and debt expense	7	6	6	7	7	19	20	-	-	1	5 %	-	-
General and administrative expense	61	62	61	61	66	182	188	5	8 %	6	3 %	5	8 %
Adjusted operating expenses	423	481	449	488	550	1,347	1,487	127	30 %	140	10 %	62	13 %
Pretax adjusted operating earnings	$ 55	$ 47	$ 70	$ 45	$ 61	$ 169	$ 176	$ 6	11 %	$ 7	4 %	$ 16	36 %
Pretax adjusted operating margin	11.5 %	8.9 %	13.5 %	8.4 %	10.0 %	11.1 %	10.6 %	(1.5)%		(0.5)%		1.6 %	
Return on Capital													
Allocated capital	$ 1,391	$ 1,339	$ 1,465	$ 1,455	$ 1,385	$ 1,391	$ 1,385	$ (6)	-	$ (6)	-	$ (70)	(5)%
Adjusted operating return on allocated capital [1]	13.2 %	10.3 %	10.9 %	10.9 %	11.6 %	13.2 %	11.6 %	(1.6)%		(1.6)%		0.7 %	
Market impact on indexed universal life benefits [2]													
Risk margin and nonperformance spread impact	$ 8	$ (3)	$ (17)	$ (10)	$ 11	$ 17	$ (16)	$ 3	38 %	$ (33)	#	$ 21	#
Other	(18)	23	42	(10)	(24)	(33)	8	(6)	(33)%	41	#	(14)	#
Total market impact on indexed universal life benefits excluded from adjusted operating earnings	$ (10)	$ 20	$ 25	$ (20)	$ (13)	$ (16)	$ (8)	$ (3)	(30)%	$ 8	50 %	$ 7	35 %
Product Information													
Life and Health [3]													
Pretax adjusted operating earnings	$ 48	$ 73	$ 65	$ 64	$ 60	$ 185	$ 189	$ 12	25 %	$ 4	2 %	$ (4)	(6)%
Allocated capital	$ 769	$ 726	$ 818	$ 799	$ 759	$ 769	$ 759	$ (10)	(1)%	$ (10)	(1)%	$ (40)	(5)%
Adjusted operating return on allocated capital [1]	24.7 %	21.4 %	21.3 %	21.6 %	23.5 %	24.7 %	23.5 %	(1.2)%		(1.2)%		1.9 %	
Auto and Home Insurance													
Pretax adjusted operating earnings (loss)	$ 7	$ (26)	$ 5	$ (19)	$ 1	$ (16)	$ (13)	$ (6)	(86)%	$ 3	19 %	$ 20	#
Allocated capital	$ 622	$ 613	$ 647	$ 656	$ 626	$ 622	$ 626	$ 4	1 %	$ 4	1 %	$ (30)	(5)%
Adjusted operating return on allocated capital [1]	(0.6)%	(3.1)%	(1.8)%	(2.2)%	(2.9)%	(0.6)%	(2.9)%	(2.3)%		(2.3)%		(0.7)%	
Total Auto and Home catastrophe losses	$ 15	$ 38	$ 14	$ 40	$ 16	$ 84	$ 70	$ 1	7 %	$ (14)	(17)%	$ (24)	(60)%

[1] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

[2] Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

[3] Life and health includes captive insurance.

Variance equal to or greater than 100%.

Page 24 of 54

Ameriprise Financial, Inc. Protection Segment Third Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 3 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Cash Sales VUL / UL (1) $ 72 $ 84 $ 71 $ 75 $ 76 $ 215 $ 222 $ 4 6% $ 7 3% $ 1 1 % Term and whole life 2 2 2 2 2 6 6 - - - - - - Disability insurance 1 1 1 1 1 3 3 - - - - - - Auto and home 305 270 273 273 297 859 843 (8) (3)% (16) (2)% 24 9 % Total cash sales $ 380 $ 357 $ 347 $ 351 $ 376 $ 1,083 $ 1,074 $ (4) (1)% $ (9) (1)% $ 25 7 % VUL / UL Policyholder Account Balances Beginning balance $ 12,006 $ 12,235 $ 12,534 $ 12,465 $ 12,541 $ 11,511 $ 12,534 $ 535 4% $ 1,023 9% $ 76 1 % Premiums and deposits 247 268 248 261 248 748 757 1 - 9 1% (13) (5)% Investment performance and interest 300 346 14 140 301 923 455 1 - (468) (51)% 161 # Withdrawals and surrenders (319) (314) (330) (326) (326) (946) (982) (7) (2)% (36) (4)% - - Other 1 (1) (1) 1 (1) (1) (1) (2) # - - (2) # Total ending balance $ 12,235 $ 12,534 $ 12,465 $ 12,541 $ 12,763 $ 12,235 $ 12,763 $ 528 4% $ 528 4% $ 222 2 % Premiums by Product Term and whole life $ 11 $ 11 $ 11 $ 11 $ 11 $ 33 $ 33 $ - - $ - - $ - - Disability insurance 36 35 34 35 34 106 103 (2) (6)% (3) (3)% (1) (3)% Auto and home 252 255 249 260 265 738 774 13 5% 36 5% 5 2 % Intercompany premiums 6 7 7 5 6 19 18 - - (1) (5)% 1 20 % Total premiums by product $ 305 $ 308 $ 301 $ 311 $ 316 $ 896 $ 928 $ 11 4% $ 32 4% $ 5 2 % Auto and Home Insurance Details Policy count (thousands) 939 942 934 911 883 939 883 (56) (6)% (56) (6)% (28) (3)% Catastrophe loss ratio 5.8% 14.9% 5.6% 15.6% 6.4% 10.4% 9.3% 0.6% (1.1)% (9.2)% Non-catastrophe /other loss ratio 80.3% 83.6% 80.1% 79.8% 80.2% 79.7% 80.0% (0.1)% 0.3% 0.4 % Expense ratio 16.9% 17.2% 17.9% 17.6% 18.4% 18.0% 18.0% 1.5% - 0.8 % Combined ratio 103.0% 115.7% 103.6% 113.0% 105.0% 108.1% 107.3% 2.0% (0.8)% (8.0)% DAC Rollforward Life and Health Beginning balance $ 819 $ 837 $ 839 $ 862 $ 891 $ 821 $ 839 $ 72 9% $ 18 2% $ 29 3 % Capitalization 20 24 20 20 22 60 62 2 10% 2 3% 2 10 % Non adjusted operating amortization 3 (5) (9) 7 4 5 2 1 33% (3) (60)% (3) (43)% Amortization per income statement - (14) (12) (14) 6 (29) (20) 6 - 9 31% 20 # Other (5) (3) 24 16 3 (20) 43 8 # 63 # (13) (81)% Total ending balance $ 837 $ 839 $ 862 $ 891 $ 926 $ 837 $ 926 $ 89 11% $ 89 11% $ 35 4 % Life Insurance in Force $ 195,947 $ 195,931 $ 195,588 $ 195,530 $ 195,369 $ 195,947 $ 195,369 $ (578) - $ (578) - $ (161) - Net Amount at Risk $ 41,146 $ 40,752 $ 40,655 $ 40,471 $ 40,035 $ 41,146 $ 40,035 $ (1,111) (3)% $ (1,111) (3)% $ (436) (1)% Net Policyholder Reserves VUL / UL $ 11,548 $ 11,851 $ 11,755 $ 11,857 $ 12,116 $ 11,548 $ 12,116 $ 568 5% $ 568 5% $ 259 2 % Term and whole life 198 197 195 193 191 198 191 (7) (4)% (7) (4)% (2) (1)% Disability insurance 530 528 523 521 523 530 523 (7) (1)% (7) (1)% 2 - Other insurance 775 765 743 731 723 775 723 (52) (7)% (52) (7)% (8) (1)% Auto and home loss and LAE reserves 589 611 599 631 628 589 628 39 7% 39 7% (3) - Total net policyholder reserves $ 13,640 $ 13,952 $ 13,815 $ 13,933 $ 14,181 $ 13,640 $ 14,181 $ 541 4% $ 541 4% $ 248 2% (1) Includes lump sum deposits. # Variance equal to or greater than 100%. Page 25 of 54

Statistical Supplement Package (unaudited) Third Quarter 2018 Corporate & Other Segment Page 26 of 54

Ameriprise Financial, Inc. Corporate & Other Segment Third Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 3 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Product Information (1) Corporate excluding Long Term Care Adjusted operating total net revenues $ (19) $ (56) $ (9) $ (11) $ (22) $ (39) $ (42) $ (3) (16)% $ (3) (8)% $ (11) # Adjusted operating expenses 59 65 49 49 46 193 144 (13) (22)% (49) (25)% (3) (6)% Pretax adjusted operating earnings (loss) $ (78) $ (121) $ (58) $ (60) $ (68) $ (232) $ (186) $ 10 13% $ 46 20% $ (8) (13)% Long Term Care Adjusted operating total net revenues $ 69 $ 67 $ 66 $ 67 $ 69 $ 201 $ 202 $ - - $ 1 - $ 2 3 % Adjusted operating expenses 127 80 64 72 122 261 258 (5) (4)% (3) (1)% 50 69 % Pretax adjusted operating earnings (loss) $ (58) $ (13) $ 2 $ (5) $ (53) $ (60) $ (56) $ 5 9% $ 4 7% $ (48) # Allocated capital $ 652 $ 676 $ 681 $ 696 $ 686 $ 652 $ 686 $ 34 5% $ 34 5% $ (10) (1)% (1) See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care # Variance equal to or greater than 100%. Page 27 of 54

Ameriprise Financial, Inc.

Eliminations [1]

Third Quarter 2018

(in millions unless otherwise noted, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons: Qtr Chg - 3Q Diff.	Qtr Chg - 3Q %	YTD Chg - 3Q Diff.	YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Eliminations Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ (35)	$ (34)	$ (34)	$ (34)	$ (34)	$ (104)	$ (102)	$ 1	3 %	$ 2	2 %	$ -	-
Distribution fees	(304)	(327)	(315)	(320)	(310)	(911)	(945)	(6)	(2)%	(34)	(4)%	10	3 %
Net investment income	(1)	(2)	(1)	(1)	(3)	(1)	(5)	(2)	#	(4)	#	(2)	#
Premiums	(9)	(9)	(8)	(8)	(9)	(26)	(25)	-	-	1	4 %	(1)	(13)%
Other revenues	-	-	-	-	-	-	-	-	-	-	-	-	-
Total revenues	(349)	(372)	(358)	(363)	(356)	(1,042)	(1,077)	(7)	(2)%	(35)	(3)%	7	2 %
Banking and deposit interest expense	(1)	(1)	(1)	(1)	(2)	(2)	(4)	(1)	#	(2)	#	(1)	#
Adjusted operating total net revenues	(348)	(371)	(357)	(362)	(354)	(1,040)	(1,073)	(6)	(2)%	(33)	(3)%	8	2 %
Expenses													
Distribution expenses	(329)	(350)	(337)	(344)	(333)	(981)	(1,014)	(4)	(1)%	(33)	(3)%	11	3 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	(3)	(6)	(4)	(4)	(3)	(9)	(11)	-	-	(2)	(22)%	1	25 %
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	1	(1)	-	-	-	1	-	(1)	#	(1)	#	-	-
General and administrative expense	(17)	(14)	(16)	(14)	(18)	(51)	(48)	(1)	(6)%	3	6 %	(4)	(29)%
Adjusted operating expenses	(348)	(371)	(357)	(362)	(354)	(1,040)	(1,073)	(6)	(2)%	(33)	(3)%	8	2 %
Pretax adjusted operating earnings	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-

[1] The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

Variance equal to or greater than 100%.

Page 28 of 54

Statistical Supplement Package (unaudited) Third Quarter 2018 Balance Sheet and Ratings Information Page 29 of 54

Ameriprise Financial, Inc.
Consolidated Balance Sheets
Third Quarter 2018

(in millions, unaudited)

	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Assets					
Cash and cash equivalents	$ 2,398	$ 2,484	$ 2,102	$ 2,431	$ 2,389
Cash of consolidated investment entities	106	136	99	151	89
Investments	36,202	35,925	35,320	35,297	35,610
Investments of consolidated investment entities	2,215	2,131	2,111	1,297	1,310
Separate account assets	85,287	87,368	85,847	85,258	86,592
Receivables	5,751	5,762	5,860	5,913	6,042
Receivables of consolidated investment entities	9	25	20	17	5
Deferred acquisition costs	2,661	2,676	2,718	2,768	2,832
Restricted and segregated cash and investments	3,131	3,147	2,818	2,591	2,493
Other assets	7,743	7,826	7,867	7,545	7,828
Other assets of consolidated investment entities	-	-	-	-	1
Total Assets	$ 145,503	$ 147,480	$ 144,762	$ 143,268	$ 145,191
Liabilities					
Policyholder account balances, future policy benefits and claims	$ 29,963	$ 29,904	$ 29,364	$ 29,255	$ 29,204
Separate account liabilities	85,287	87,368	85,847	85,258	86,592
Customer deposits	10,427	10,303	10,240	10,428	10,758
Short-term borrowings	201	200	201	201	201
Long-term debt	2,902	2,891	2,881	2,875	2,870
Debt of consolidated investment entities	2,265	2,206	2,174	1,416	1,370
Accounts payable and accrued expenses	1,745	1,975	1,609	1,749	1,867
Other liabilities	6,364	6,575	6,570	6,426	6,697
Other liabilities of consolidated investment entities	43	63	36	28	14
Total Liabilities	139,197	141,485	138,922	137,636	139,573
Equity					
Ameriprise Financial					
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	8,017	8,085	8,116	8,171	8,214
Retained earnings	11,272	11,326	11,796	12,126	12,498
Treasury stock	(13,298)	(13,648)	(14,070)	(14,489)	(14,853)
Accumulated other comprehensive income, net of tax	312	229	(5)	(179)	(244)
Total Equity	6,306	5,995	5,840	5,632	5,618
Total Liabilities and Equity	$ 145,503	$ 147,480	$ 144,762	$ 143,268	$ 145,191

Page 30 of 54

Ameriprise Financial, Inc.
Capital and Ratings Information
Third Quarter 2018

(in millions unless otherwise noted, unaudited)

	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Long-term Debt Summary					
Senior notes	$ 2,850	$ 2,850	$ 2,850	$ 2,850	$ 2,850
Capital lease obligations	41	38	34	31	28
Fair value of hedges, unamortized discount and debt issuance costs	11	3	(3)	(6)	(8)
Total Ameriprise Financial long-term debt	2,902	2,891	2,881	2,875	2,870
Non-recourse debt of consolidated investment entities	2,267	2,208	2,174	1,416	1,370
Total long-term debt	$ 5,169	$ 5,099	$ 5,055	$ 4,291	$ 4,240
Total Ameriprise Financial long-term debt	$ 2,902	$ 2,891	$ 2,881	$ 2,875	$ 2,870
Fair value of hedges, unamortized discount and debt issuance costs	(11)	(3)	3	6	8
Capital lease obligations	(41)	(38)	(34)	(31)	(28)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations [1]	$ 2,850	$ 2,850	$ 2,850	$ 2,850	$ 2,850
Total equity [2]	$ 6,306	$ 5,995	$ 5,840	$ 5,632	$ 5,618
Equity of consolidated investment entities	(1)	-	-	(1)	1
Total equity excluding CIEs [1]	$ 6,305	$ 5,995	$ 5,840	$ 5,631	$ 5,619
Total Ameriprise Financial capital	$ 9,208	$ 8,886	$ 8,721	$ 8,507	$ 8,488
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs [1]	$ 9,155	$ 8,845	$ 8,690	$ 8,481	$ 8,469
Debt to capital					
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.5 %	32.5 %	33.0 %	33.8 %	33.8 %
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs [1]	31.1 %	32.2 %	32.8 %	33.6 %	33.7 %

Ratings (as of September 30, 2018 earnings release date)	A.M. Best Company	Standard & Poor's Rating Services	Moody's Investors Service, Inc.
Claims Paying Ratings [3]			
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R
Debt Ratings [3]			
Ameriprise Financial, Inc.	a-	A	A3

[1] See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48.

[2] Includes accumulated other comprehensive income, net of tax.

[3] For the most current ratings information, please see the individual rating agency's website.

N/R - Not Rated.

Page 31 of 54

Ameriprise Financial, Inc.
Ameriprise Financial Investments [1]
Third Quarter 2018

(in millions unless otherwise noted, unaudited)

	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Cash and cash equivalents	$ 2,398	$ 2,484	$ 2,102	$ 2,431	$ 2,389
Investments - Ending Balances					
Available-for-Sale Securities					
Corporate debt securities	15,650	15,075	14,434	14,252	14,391
Residential mortgage backed securities	6,790	6,611	5,992	5,986	6,225
Commercial mortgage backed securities	3,952	4,374	4,320	4,584	4,595
Asset backed securities	1,646	1,580	1,523	1,575	1,477
Total mortgage and other asset backed securities	12,388	12,565	11,835	12,145	12,297
State and municipal obligations	2,455	2,463	2,395	2,370	2,359
US government and agency obligations	6	503	1,373	1,424	1,495
Foreign government bonds and obligations	308	314	282	268	298
Common and preferred stocks [2]	19	7	-	-	-
Total other	2,788	3,287	4,050	4,062	4,152
Total available-for-sale securities	30,826	30,927	30,319	30,459	30,840
Commercial mortgage loans	2,770	2,775	2,740	2,708	2,703
Allowance for loan losses	(21)	(19)	(19)	(19)	(19)
Commercial mortgage loans, net	2,749	2,756	2,721	2,689	2,684
Residential mortgage loans	251	-	-	-	-
Allowance for loan losses	-	-	-	-	-
Residential mortgage loans, net	251	-	-	-	-
Policy loans	841	845	844	851	854
Other investments [2]	1,535	1,397	1,436	1,298	1,232
Total investments	36,202	35,925	35,320	35,297	35,610
Total cash, cash equivalents and investments	$ 38,600	$ 38,409	$ 37,422	$ 37,728	$ 37,999
Net unrealized gain Available-for-Sale Securities	$ 1,508	$ 1,435	$ 878	$ 607	$ 497
AFS Fixed Maturity Asset Quality - %					
AAA	34 %	37 %	39 %	40 %	41 %
AA	7 %	7 %	6 %	6 %	6 %
AFS securities AA and above	41 %	44 %	45 %	46 %	47 %
A	18 %	17 %	15 %	15 %	14 %
BBB	37 %	35 %	36 %	36 %	36 %
Below investment grade	4 %	4 %	4 %	3 %	3 %
Total AFS fixed maturity asset quality - %	100 %	100 %	100 %	100 %	100 %
Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	4 %	4 %	4 %	4 %	4 %

(1) Investments excluding investments of CIEs.
(2) Beginning in the first quarter of 2018, equity securities, which were previously included in Available-for-Sale Securities, were reclassified to Other investments.

Page 32 of 54

Ameriprise Financial, Inc. Non-GAAP Financial Information Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48. These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Certain prior period information has been restated to conform to current period presentation. Page 33 of 54

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments. Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business. This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. Page 34 of 54

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and fixed index annuity benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax, net realized investment gains (losses), net of tax and net income (loss) from consolidated investment entities. Adjusted Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed index annuity benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. Page 35 of 54

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed index annuity benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. Page 36 of 54

Exhibit A Statistical Supplement Package (unaudited) Third Quarter 2018 Disclosed Items Page 37 of 54

Ameriprise Financial, Inc.
Disclosed Items
3 Qtr 2018

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Annuities: Securities Gains/(Losses) [1]	Annuities: Market Impact on VA Guaranteed Benefits [2]	Annuities: Market Impact on Fixed Index Annuity Benefits [3]	Protection: Market Impact on Indexed Universal Life Benefits [4]	Corporate and Eliminations: Securities Gains/(Losses) [1]	Corporate and Eliminations: CIEs [5]	Corporate and Eliminations: Market Impact of Hedges on Investments [6]	Corporate and Eliminations: Integration Charges [7]
Revenues								
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-
Net investment income	3	-	-	-	1	24	6	-
Premiums	-	-	-	-	-	-	-	-
Other revenues	-	-	-	(8)	-	-	-	-
Total revenues	3	-	-	(8)	1	22	6	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-
Total net revenues	3	-	-	(8)	1	22	6	-
Expenses								
Distribution expenses	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	9	-	-	-	-
Benefits, claims, losses and settlement expenses	-	51	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	(6)	-	(4)	-	-	-	-
Interest and debt expense	-	-	-	-	-	19	-	-
General and administrative expense	-	-	-	-	-	3	-	9
Total expenses	-	45	-	5	-	22	-	9
Pretax segment income (loss)	$ 3	$ (45)	$ -	$ (13)	$ 1	$ -	$ 6	$ (9)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Annuities: Market Impacts to DAC/DSIC [8]	Annuities: Valuation Assumption & Model Changes [9]	Protection: Valuation Assumption & Model Changes [9]	Protection: Modification of costs within Reinsurance Contract [10]	Protection: Auto & Home Catastrophe Losses [11]	Corporate: Valuation Assumption & Model Changes [9]	Corporate: Department of Labor Implementation Costs [12]	Corporate: Affordable Housing Investment Adjustment [13]	Consolidated: Excess Tax Benefits from Share-Based Payments [14]	Consolidated: Tax Benefit [15]
Revenues										
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-	(7)	-	-
Premiums	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	78	(10)	-	-	-	-	-	-
Total revenues	-	-	78	(10)	-	-	-	(7)	-	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	-	-	78	(10)	-	-	-	(7)	-	-
Expenses										
Distribution expenses	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	(3)	18	101	-	16	52	-	-	-	-
Amortization of deferred acquisition costs	(8)	(17)	(18)	-	-	-	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	-	-	-
General and administrative expense	-	-	-	-	-	-	1	-	-	-
Adjusted operating expenses	(11)	1	83	-	16	52	1	-	-	-
Pretax adjusted operating earnings	$ 11	$ (1)	$ (5)	$ (10)	$ (16)	$ (52)	$ (1)	$ (7)	$ -	$ -
Tax benefit (expense)									$ 2	$ 20

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Variable annuity guaranteed benefit impacts include:
- $51 million net expense related to hedged variable annuity benefits
- $6 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3) Fixed index annuity benefit impacts include:
- $0 million net expense related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(4) Indexed universal life benefit impacts include:
- $9 million net expense related to hedged indexed universal life benefits
- $4 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5) Reflects revenues and expenses of Consolidated Investment Entities

(6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(8) Decrease in DAC and DSIC amortization from higher than projected separate account growth

(9) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(10) Life & health unfavorable expense related to a modification of costs within a reinsurance contract

(11) Total auto and home catastrophe losses

(12) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(13) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

(14) Excess tax benefits (deficiencies) related to share-based compensation

(15) Tax benefit related to discrete items from prior year returns.

Page 38 of 54

Ameriprise Financial, Inc.
Disclosed Items
2 Qtr 2018

Excluded from Adjusted Operating Earnings

	Annuities			Protection		Corporate and Eliminations		
(in millions, unaudited)	Securities Gains/(Losses) (1)	Market Impact on VA Guaranteed Benefits (2)	Market Impact on Fixed Index Annuity Benefits (3)	Securities Gains/(Losses) (1)	Market Impact on Indexed Universal Life Benefits (4)	CIEs (5)	Market Impact of Hedges on Investments (6)	Integration Charges (7)
Revenues								
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-
Net investment income	4	-	-	1	-	51	5	-
Premiums	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	(10)	-	-	-
Total revenues	4	-	-	1	(10)	49	5	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-
Total net revenues	4	-	-	1	(10)	49	5	-
Expenses								
Distribution expenses	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	17	-	-	-
Benefits, claims, losses and settlement expenses	-	90	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	(10)	-	-	(7)	-	-	-
Interest and debt expense	-	-	-	-	-	49	-	-
General and administrative expense	-	-	-	-	-	-	-	4
Total expenses	-	80	-	-	10	49	-	4
Pretax segment income (loss)	$ 4	$ (80)	$ -	$ 1	$ (20)	$ -	$ 5	$ (4)

Included in Adjusted Operating Earnings

	Annuities	Protection		Corporate	Consolidated
(in millions, unaudited)	Market Impacts to DAC/DSIC (8)	Market Impacts to DAC/DSIC (8)	Auto & Home Catastrophe Losses (9)	Department of Labor Implementation Costs (10)	Excess Tax Benefits from Share-Based Payments (11)
Revenues					
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -
Distribution fees	-	-	-	-	-
Net investment income	-	-	-	-	-
Premiums	-	-	-	-	-
Other revenues	-	-	-	-	-
Total revenues	-	-	-	-	-
Banking and deposit interest expense	-	-	-	-	-
Adjusted operating total net revenues	-	-	-	-	-
Expenses					
Distribution expenses	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	40	-	-
Amortization of deferred acquisition costs	(2)	(1)	-	-	-
Interest and debt expense	-	-	-	-	-
General and administrative expense	-	-	-	3	-
Adjusted operating expenses	(2)	(1)	40	3	-
Pretax adjusted operating earnings	$ 2	$ 1	$ (40)	$ (3)	$ -
Tax benefit (expense)					$ 1

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Variable annuity guaranteed benefit impacts include:

- $90 million net expense related to hedged variable annuity benefits
- $10 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3) Fixed index annuity benefit impacts include:

- $0 million net expense related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(4) Indexed universal life benefit impacts include:

- $17 million net expense related to hedged indexed universal life benefits
- $7 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $10 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5) Reflects revenues and expenses of Consolidated Investment Entities

(6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(8) Decrease in DAC and DSIC amortization from higher than projected separate account growth

(9) Total auto and home catastrophe losses

(10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11) Excess tax benefits (deficiencies) related to share-based compensation

Page 39 of 54

Ameriprise Financial, Inc.
Disclosed Items
1 Qtr 2018

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Advice & Wealth Management: Securities Gains/(Losses) [1]	Annuities: Securities Gains/(Losses) [1]	Annuities: Market Impact on VA Guaranteed Benefits [2]	Annuities: Market Impact on Fixed Index Annuity Benefits [3]	Protection: Securities Gains/(Losses) [1]	Protection: Market Impact on Indexed Universal Life Benefits [4]	Corporate and Eliminations: Securities Gains/(Losses) [1]	Corporate and Eliminations: CIEs [5]	Corporate and Eliminations: Market Impact of Hedges on Investments [6]	Corporate and Eliminations: Integration Charges [7]
Revenues										
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (4)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-
Net investment income	1	8	-	-	(1)	-	(2)	26	16	-
Premiums	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	13	-	-	-	-
Total revenues	1	8	-	-	(1)	13	(2)	22	16	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-
Total net revenues	1	8	-	-	(1)	13	(2)	22	16	-
Expenses										
Distribution expenses	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	(21)	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	5	-	-	9	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	21	-	-
General and administrative expense	-	-	-	-	-	-	-	1	-	3
Total expenses	-	-	5	-	-	(12)	-	22	-	3
Pretax segment income (loss)	$ 1	$ 8	$ (5)	$ -	$ (1)	$ 25	$ (2)	$ -	$ 16	$ (3)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Asset Management: EMEA Change Initiatives [8]	Protection: Auto & Home Catastrophe Losses [9]	Corporate: Department of Labor Implementation Costs [10]	Consolidated: Excess Tax Benefits from Share-Based Payments [11]
Revenues				
Management and financial advice fees	$ -	$ -	$ -	$ -
Distribution fees	-	-	-	-
Net investment income	-	-	-	-
Premiums	-	-	-	-
Other revenues	14	-	-	-
Total revenues	14	-	-	-
Banking and deposit interest expense	-	-	-	-
Adjusted operating total net revenues	14	-	-	-
Expenses				
Distribution expenses	-	-	-	-
Interest credited to fixed accounts	-	-	-	-
Benefits, claims, losses and settlement expenses	-	14	-	-
Amortization of deferred acquisition costs	-	-	-	-
Interest and debt expense	-	-	-	-
General and administrative expense	5	-	3	-
Adjusted operating expenses	5	14	3	-
Pretax adjusted operating earnings	$ 9	$ (14)	$ (3)	$ -
Tax benefit (expense)				$ 20

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Variable annuity guaranteed benefit impacts include:
- $1 million net benefit related to hedged variable annuity benefits
- $6 million increase in DAC and DSIC amortization resulting from hedged benefits

(3) Fixed index annuity benefit impacts include:
- $0 million net expense related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(4) Indexed universal life benefit impacts include:
- $21 million net benefit related to hedged indexed universal life benefits
- $9 million increase in DAC amortization resulting from hedged indexed universal life benefits
- $13 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5) Reflects revenues and expenses of Consolidated Investment Entities

(6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(8) Net benefit from EMEA initiatives

(9) Total auto and home catastrophe losses

(10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11) Excess tax benefits (deficiencies) related to share-based compensation

Page 40 of 54

Ameriprise Financial, Inc.
Disclosed Items
4 Qtr 2017

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Advice & Wealth Management: Securities Gains/(Losses) [1]	Annuities: Securities Gains/(Losses) [1]	Annuities: Market Impact on VA Guaranteed Benefits [2]	Annuities: Market Impact on Fixed Index Annuity Benefits [3]	Protection: Market Impact on Indexed Universal Life Benefits [4]	Corporate and Eliminations: CIEs [5]	Corporate and Eliminations: Market Impact of Hedges on Investments [6]	Corporate and Eliminations: Integration Charges [7]
Revenues								
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ (3)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-
Net investment income	3	8	-	-	-	27	6	-
Premiums	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	8	-	-	-
Total revenues	3	8	-	-	8	24	6	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-
Total net revenues	3	8	-	-	8	24	6	-
Expenses								
Distribution expenses	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	(17)	-	-	-
Benefits, claims, losses and settlement expenses	-	-	36	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	(2)	-	5	-	-	-
Interest and debt expense	-	-	-	-	-	24	-	-
General and administrative expense	-	-	-	-	-	-	-	4
Total expenses	-	-	34	-	(12)	24	-	4
Pretax segment income (loss)	$ 3	$ 8	$ (34)	$ -	$ 20	$ -	$ 6	$ (4)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Annuities: Market Impacts to DAC/DSIC [8]	Protection: Auto & Home Catastrophe Losses [9]	Corporate: Department of Labor Implementation Costs [10]	Corporate: Tax Act Impact [11]	Corporate: Severance Expense [12]	Consolidated: Excess Tax Benefits from Share-Based Payments [13]	Consolidated: Tax Act Impact [14]
Revenues							
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-
Net investment income	-	-	-	(51)	-	-	-
Premiums	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Total revenues	-	-	-	(51)	-	-	-
Banking and deposit interest expense	-	-	-	-	-	-	-
Adjusted operating total net revenues	-	-	-	(51)	-	-	-
Expenses							
Distribution expenses	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	(2)	38	-	-	-	-	-
Amortization of deferred acquisition costs	(9)	-	-	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	-
General and administrative expense	-	-	6	-	7	-	-
Adjusted operating expenses	(11)	38	6	-	7	-	-
Pretax adjusted operating earnings	$ 11	$ (38)	$ (6)	$ (51)	$ (7)	$ -	$ -
Tax benefit (expense)						$ 13	$ (269)

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Variable annuity guaranteed benefit impacts include:
- $35 million net expense related to hedged variable annuity benefits
- $1 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3) Fixed index annuity benefit impacts include:
- $0 million net expense related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(4) Indexed universal life benefit impacts include:
- $17 million net benefit related to hedged indexed universal life benefits
- $5 million increase in DAC amortizaion resulting from hedged indexed universal life benefits
- $8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5) Reflects revenues and expenses of Consolidated Investment Entities

(6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(8) Decrease in DAC and DSIC amortization from higher than projected separate account growth

(9) Total auto and home catastrophe losses

(10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11) Tax Cuts and Jobs Act impact on low income housing assets

(12) Severance expense

(13) Excess tax benefits (deficiencies) related to share-based compensation

(14) The impact of the Tax Cuts and Jobs Act including remeasurement of net deferred tax assets using the lowered corporate tax rate, repatriation tax and the tax effect of low income housing assets

Page 41 of 54

Ameriprise Financial, Inc.
Disclosed Items
3 Qtr 2017

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Asset Management	Annuities		Protection		Corporate and Eliminations			
	Securities Gains/(Losses) [1]	Securities Gains/(Losses) [1]	Market Impact on VA Guaranteed Benefits [2]	Securities Gains/(Losses) [1]	Market Impact on Indexed Universal Life Benefits [3]	Securities Gains/(Losses) [1]	CIEs [4]	Market Impact of Hedges on Investments [5]	Integration Charges [6]
Revenues									
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ (3)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-
Net investment income	(1)	3	-	1	-	(6)	26	(1)	-
Premiums	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	(5)	-	-	-	-
Total revenues	(1)	3	-	1	(5)	(6)	23	(1)	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-
Total net revenues	(1)	3	-	1	(5)	(6)	23	(1)	-
Expenses									
Distribution expenses	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	8	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	61	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	(6)	-	(3)	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	22	-	-
General and administrative expense	-	-	-	-	-	-	1	-	1
Total expenses	-	-	55	-	5	-	23	-	1
Pretax segment income (loss)	$ (1)	$ 3	$ (55)	$ 1	$ (10)	$ (6)	$ -	$ (1)	$ (1)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Annuities		Protection			Corporate				Consolidated
	Market Impacts to DAC/DSIC [7]	Valuation Assumption & Model Changes [8]	Market Impacts to DAC/DSIC [7]	Valuation Assumption & Model Changes [8]	Auto & Home Catastrophe Losses [9]	Valuation Assumption & Model Changes [8]	Long Term Care Loss Recognition [10]	Department of Labor Implementation Costs [11]	Affordable Housing Investment Adjustment [12]	Excess Tax Benefits from Share-Based Payments [13]
Revenues										
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-	-	(4)	-
Premiums	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	(47)	-	-	-	-	-	-
Total revenues	-	-	-	(47)	-	-	-	-	(4)	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	-	-	-	(47)	-	-	-	-	(4)	-
Expenses										
Distribution expenses	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	(2)	(119)	-	(14)	15	1	57	-	-	-
Amortization of deferred acquisition costs	(10)	(1)	(1)	(13)	-	-	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	-	-	-
General and administrative expense	-	-	-	-	-	-	-	5	-	-
Adjusted operating expenses	(12)	(120)	(1)	(27)	15	1	57	5	-	-
Pretax adjusted operating earnings	$ 12	$ 120	$ 1	$ (20)	$ (15)	$ (1)	$ (57)	$ (5)	$ (4)	$ -
Tax benefit										$ 25

[1] Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

[2] Variable annuity guaranteed benefit impacts include:

$61 million net expense related to hedged variable annuity benefits

$6 million decrease in DAC and DSIC amortization resulting from hedged benefits

[3] Indexed universal life benefit impacts include:

$8 million net expense related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$5 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

[4] Reflects revenues and expenses of Consolidated Investment Entities

[5] The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

[6] Integration charges related to Investment Professionals, Inc. acquisition

[7] Decrease in DAC and DSIC amortization from higher than projected separate account growth

[8] Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

[9] Total auto and home catastrophe losses

[10] Premium deficiency loss recognition for Long Term Care

[11] Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

[12] Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

[13] Excess tax benefits (deficiencies) related to share-based compensation

Page 42 of 54

Exhibit B Statistical Supplement Package (unaudited) Third Quarter 2018 Corporate & Other Segment Details Page 43 of 54

Ameriprise Financial, Inc.
Corporate Excluding Long Term Care
Third Quarter 2018

(in millions unless otherwise noted, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date		Prior Year Comparisons				Seq Qtr Chg - 3Q	
								Qtr Chg - 3Q		YTD Chg - 3Q			
						2017	2018	Diff.	%	Diff.	%	Diff.	%
Corporate Excluding Long Term Care Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	(19)	(58)	(10)	(10)	(22)	(41)	(42)	(3)	(16)%	(1)	(2)%	(12)	#
Premiums	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	1	3	2	-	2	4	4	1	#	-	-	2	-
Total revenues	(18)	(55)	(8)	(10)	(20)	(37)	(38)	(2)	(11)%	(1)	(3)%	(10)	#
Banking and deposit interest expense	1	1	1	1	2	2	4	1	#	2	#	1	#
Adjusted operating total net revenues	(19)	(56)	(9)	(11)	(22)	(39)	(42)	(3)	(16)%	(3)	(8)%	(11)	#
Expenses													
Distribution expenses	1	-	-	-	-	1	-	(1)	#	(1)	#	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	3	4	3	3	3	12	9	-	-	(3)	(25)%	-	-
General and administrative expense	55	61	46	46	43	180	135	(12)	(22)%	(45)	(25)%	(3)	(7)%
Adjusted operating expenses	59	65	49	49	46	193	144	(13)	(22)%	(49)	(25)%	(3)	(6)%
Pretax adjusted operating earnings (loss)	$ (78)	$ (121)	$ (58)	$ (60)	$ (68)	$ (232)	$ (186)	$ 10	13 %	$ 46	20 %	$ (8)	(13)%

Variance equal to or greater than 100%.

Page 44 of 54

Ameriprise Financial, Inc.
Long Term Care
Third Quarter 2018

(in millions unless otherwise noted, unaudited)	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-Date 2017	Year-to-Date 2018	Prior Year Comparisons Qtr Chg - 3Q Diff.	Prior Year Comparisons Qtr Chg - 3Q %	Prior Year Comparisons YTD Chg - 3Q Diff.	Prior Year Comparisons YTD Chg - 3Q %	Seq Qtr Chg - 3Q Diff.	Seq Qtr Chg - 3Q %
Long Term Care Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	41	39	40	40	42	120	122	1	2 %	2	2 %	2	5 %
Premiums	28	28	26	27	27	81	80	(1)	(4)%	(1)	(1)%	-	-
Other revenues	-	-	-	-	-	-	-	-	-	-	-	-	-
Total revenues	69	67	66	67	69	201	202	-	-	1	-	2	3 %
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	69	67	66	67	69	201	202	-	-	1	-	2	3 %
Expenses													
Distribution expenses	(3)	(4)	(2)	(3)	(3)	(8)	(8)	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	119	74	56	65	114	239	235	(5)	(4)%	(4)	(2)%	49	75 %
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	3	3	3	3	3	8	9	-	-	1	13 %	-	-
General and administrative expense	8	7	7	7	8	22	22	-	-	-	-	1	14 %
Adjusted operating expenses	127	80	64	72	122	261	258	(5)	(4)%	(3)	(1)%	50	69 %
Pretax adjusted operating earnings (loss)	$ (58)	$ (13)	$ 2	$ (5)	$ (53)	$ (60)	$ (56)	$ 5	9 %	$ 4	7 %	$ (48)	#
Net Policyholder Long Term Care Reserves [1]													
Active Life Reserves	$ 2,039	$ 2,087	$ 2,036	$ 2,009	$ 2,070	$ 2,039	$ 2,070	$ 31	2 %	$ 31	2 %	$ 61	3 %
Disabled Life Reserves	490	504	507	515	523	490	523	33	7 %	33	7 %	8	2 %
Total net policyholder long term care reserves	$ 2,529	$ 2,591	$ 2,543	$ 2,524	$ 2,593	$ 2,529	$ 2,593	$ 64	3 %	$ 64	3 %	$ 69	3 %

[1] SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income.

Variance equal to or greater than 100%.

Page 45 of 54

Exhibit C Statistical Supplement Package (unaudited) Third Quarter 2018 Non-GAAP Financial Measure Reconciliations Page 46 of 54

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Third Quarter 2018

(in millions unless otherwise noted, unaudited)

	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2 Qtr 2018	3 Qtr 2018	Year-to-date 2017	Year-to-date 2018
Return on Equity							
Net income (last twelve months)	$ 1,702	$ 1,480	$ 1,671	$ 1,740	$ 1,736	$ 1,702	$ 1,736
Less adjustments [1]	(165)	(123)	(63)	(89)	(89)	(165)	(89)
Adjusted operating earnings (last twelve months)	$ 1,867	$ 1,603	$ 1,734	$ 1,829	$ 1,825	$ 1,867	$ 1,825
Total Ameriprise Financial shareholders' equity (five point quarter end average)	$ 6,367	$ 6,212	$ 6,122	$ 6,004	$ 5,878	$ 6,367	$ 5,878
Less AOCI, net of tax (five point quarter end average)	325	252	210	131	22	325	22
Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average)	6,042	5,960	5,912	5,873	5,856	6,042	5,856
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	1	-	1	1	1	1	1
Adjusted operating equity (five point quarter end average)	$ 6,041	$ 5,960	$ 5,911	$ 5,872	$ 5,855	$ 6,041	$ 5,855
Return on equity excluding AOCI	28.2%	24.8%	28.3%	29.6%	29.6%	28.2%	29.6%
Adjusted operating return on equity excluding AOCI	30.9%	26.9%	29.3%	31.1%	31.2%	30.9%	31.2%
Effective Tax Rate							
Pretax income	$ 633	$ 595	$ 696	$ 548	$ 588	$ 1,619	$ 1,832
Less adjustments [2]	(70)	(1)	39	(94)	(57)	(188)	(112)
Pretax adjusted operating earnings	$ 703	$ 596	$ 657	$ 642	$ 645	$ 1,807	$ 1,944
Income tax provision	$ 126	$ 418	$ 102	$ 86	$ 85	$ 316	$ 273
Adjusted operating income tax provision	$ 151	$ 418	$ 94	$ 106	$ 97	$ 382	$ 297
Effective tax rate	19.9%	70.3%	14.7%	15.7%	14.4%	19.5%	14.9%
Adjusted operating effective tax rate	21.5%	70.1%	14.3%	16.5%	15.0%	21.1%	15.3%

(1) Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 35% in 2017 and 21% in 2018.

(2) Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

Page 47 of 54

Ameriprise Financial, Inc.
Non-GAAP Financial Measure Reconciliations
Third Quarter 2018

(in millions unless otherwise noted, unaudited)

	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Long-term Debt Summary					
Senior notes	$ 2,850	$ 2,850	$ 2,850	$ 2,850	$ 2,850
Capital lease obligations	41	38	34	31	28
Fair value of hedges, unamortized discount and debt issuance costs	11	3	(3)	(6)	(8)
Total Ameriprise Financial long-term debt	2,902	2,891	2,881	2,875	2,870
Less fair value of hedges, unamortized discount and debt issuance costs	11	3	(3)	(6)	(8)
Less capital lease obligations	41	38	34	31	28
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations	$ 2,850	$ 2,850	$ 2,850	$ 2,850	$ 2,850
Equity Summary					
Total equity	$ 6,306	$ 5,995	$ 5,840	$ 5,632	$ 5,618
Less equity of consolidated investment entities	1	-	-	1	(1)
Total equity excluding CIEs	$ 6,305	$ 5,995	$ 5,840	$ 5,631	$ 5,619
Capital Summary					
Total Ameriprise Financial long-term debt	$ 2,902	$ 2,891	$ 2,881	$ 2,875	$ 2,870
Total equity	6,306	5,995	5,840	5,632	5,618
Total Ameriprise Financial capital	9,208	8,886	8,721	8,507	8,488
Less equity of consolidated investment entities	1	-	-	1	(1)
Less fair value of hedges, unamortized discount and debt issuance costs	11	3	(3)	(6)	(8)
Less capital lease obligations	41	38	34	31	28
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	$ 9,155	$ 8,845	$ 8,690	$ 8,481	$ 8,469
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.5%	32.5%	33.0%	33.8%	33.8%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	31.1%	32.2%	32.8%	33.6%	33.7%
Total equity	$ 6,306	$ 5,995	$ 5,840	$ 5,632	$ 5,618
AOCI	312	229	(5)	(179)	(244)
Retained earnings attributable to CIEs	1	1	1	1	1
AOCI attributable to CIEs	-	(1)	(1)	-	(2)
Total equity	$ 6,306	$ 5,995	$ 5,840	$ 5,632	$ 5,618
Less AOCI	312	229	(5)	(179)	(244)
Total equity excluding AOCI	$ 5,994	$ 5,766	$ 5,845	$ 5,811	$ 5,862
Total equity	$ 6,306	$ 5,995	$ 5,840	$ 5,632	$ 5,618
Less retained earnings attributable to CIEs	1	1	1	1	1
Less AOCI	312	229	(5)	(179)	(244)
Total equity excluding CIEs and AOCI	$ 5,993	$ 5,765	$ 5,844	$ 5,810	$ 5,861

Page 48 of 54

Exhibit D Statistical Supplement Package (unaudited) Third Quarter 2018 Revenue Detail by Product Page 49 of 54

Ameriprise Financial, Inc.
Revenue From Contracts With Customers
Three Month Period Ended September 30, 2018

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues								
Management and financial advice fees:								
Asset management fees:								
Retail	$ -	$ 479	$ -	$ -	$ -	$ 479	$ -	$ 479
Institutional	-	125	-	-	-	125	-	125
Advisory fees	740	-	-	-	-	740	-	740
Financial planning fees	75	-	-	-	-	75	-	75
Transaction and other fees	87	48	15	2	-	152	-	152
Total management and financial advice fees	902	652	15	2	-	1,571	-	1,571
Distribution Fees:								
Mutual funds	182	64	-	-	-	246	-	246
Insurance and annuity	220	44	85	9	-	358	-	358
Other products	156	-	-	-	-	156	-	156
Total distribution fees	558	108	85	9	-	760	-	760
Other revenues	43	-	-	-	-	43	-	43
Total revenue from contracts with customers	1,503	760	100	11	-	2,374	-	2,374
Revenue from other sources	85	12	528	600	49	1,274	26	1,300
Total segment gross revenues	1,588	772	628	611	49	3,648	26	3,674
Banking and deposit interest expense	24	-	-	-	2	26	-	26
Total segment net revenues	1,564	772	628	611	47	3,622	26	3,648
Less: intersegment revenues	235	13	91	17	(2)	354	2	356
Total net revenues	$ 1,329	$ 759	$ 537	$ 594	$ 49	$ 3,268	$ 24	$ 3,292

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Ameriprise Financial, Inc. Revenue From Contracts With Customers Three Month Period Ended June 30, 2018 Non Adjusted Advice & Wealth Asset (in millions, unaudited) Annuities Protection Corporate & Other Total Segments Operating Total Management Management Revenue Revenues Management and financial advice fees: Asset management fees: Retail $ - $ 472 $ - $ - $ - $ 472 $ - $ 472 Institutional - 109 - - - 109 - 109 Advisory fees 706 - - - - 706 - 706 Financial planning fees 80 - - - - 80 - 80 Transaction and other fees 92 48 15 2 - 157 - 157 Total management and financial advice fees 878 629 15 2 - 1,524 - 1,524 Distribution Fees: Mutual funds 184 68 - - - 252 - 252 Insurance and annuity 231 42 84 10 - 367 - 367 Other products 147 - - - - 147 - 147 Total distribution fees 562 110 84 10 - 766 - 766 Other revenues 47 1 - - - 48 - 48 Total revenue from contracts with customers 1,487 740 99 12 - 2,338 - 2,338 Revenue from other sources 76 15 523 521 57 1,192 55 1,247 Total segment gross revenues 1,563 755 622 533 57 3,530 55 3,585 Banking and deposit interest expense 20 - - - 1 21 - 21 Total segment net revenues 1,543 755 622 533 56 3,509 55 3,564 Less: intersegment revenues 247 12 90 13 - 362 6 368 Total net revenues $ 1,296 $ 743 $ 532 $ 520 $ 56 $ 3,147 $ 49 $ 3,196 Page 51 of 54

Ameriprise Financial, Inc. Revenue From Contracts With Customers Three Month Period Ended March 31, 2018 Non Adjusted Advice & Wealth Asset (in millions, unaudited) Annuities Protection Corporate & Other Total Segments Operating Total Management Management Revenue Revenues Management and financial advice fees: Asset management fees: Retail $ - $ 480 $ - $ - $ - $ 480 $ - $ 480 Institutional - 111 - - - 111 - 111 Advisory fees 691 - - - - 691 - 691 Financial planning fees 68 - - - - 68 - 68 Transaction and other fees 89 48 14 2 - 153 - 153 Total management and financial advice fees 848 639 14 2 - 1,503 - 1,503 Distribution Fees: Mutual funds 190 69 - - - 259 - 259 Insurance and annuity 222 45 84 8 - 359 - 359 Other products 145 - - - - 145 - 145 Total distribution fees 557 114 84 8 - 763 - 763 Other revenues 41 1 - - - 42 - 42 Total revenue from contracts with customers 1,446 754 98 10 - 2,308 - 2,308 Revenue from other sources 71 24 515 509 58 1,177 61 1,238 Total segment gross revenues 1,517 778 613 519 58 3,485 61 3,546 Banking and deposit interest expense 16 - - - 1 17 - 17 Total segment net revenues 1,501 778 613 519 57 3,468 61 3,529 Less: intersegment revenues 240 12 90 16 (1) 357 4 361 Total net revenues $ 1,261 $ 766 $ 523 $ 503 $ 58 $ 3,111 $ 57 $ 3,168 Page 52 of 54

Ameriprise Financial, Inc.
Revenue From Contracts With Customers
Three Month Period Ended December 31, 2017

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues								
Management and financial advice fees:								
Asset management fees:								
Retail	$ -	$ 484	$ -	$ -	$ -	$ 484	$ -	$ 484
Institutional	-	148	-	-	-	148	-	148
Advisory fees	677	-	-	-	-	677	-	677
Financial planning fees	87	-	-	-	-	87	-	87
Transaction and other fees	91	47	15	2	-	155	-	155
Total management and financial advice fees	855	679	15	2	-	1,551	-	1,551
Distribution Fees:								
Mutual funds	193	70	-	-	-	263	-	263
Insurance and annuity	234	44	85	8	-	371	-	371
Other products	127	-	-	-	-	127	-	127
Total distribution fees	554	114	85	8	-	761	-	761
Other revenues	45	1	-	-	-	46	-	46
Total revenue from contracts with customers	1,454	794	100	10	-	2,358	-	2,358
Revenue from other sources	69	22	538	518	12	1,159	52	1,211
Total segment gross revenues	1,523	816	638	528	12	3,517	52	3,569
Banking and deposit interest expense	14	-	-	-	1	15	-	15
Total segment net revenues	1,509	816	638	528	11	3,502	52	3,554
Less: intersegment revenues	252	12	92	16	(1)	371	3	374
Total net revenues	$ 1,257	$ 804	$ 546	$ 512	$ 12	$ 3,131	$ 49	$ 3,180

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Ameriprise Financial, inc.
Revenue From Contracts With Customers
Three Month Period Ended September 30, 2017

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues								
Management and financial advice fees:								
Asset management fees:								
Retail	$ -	$ 467	$ -	$ -	$ -	$ 467	$ -	$ 467
Institutional	-	140	-	-	-	140	-	140
Advisory fees	641	-	-	-	-	641	-	641
Financial planning fees	71	-	-	-	-	71	-	71
Transaction and other fees	89	51	14	3	-	157	-	157
Total management and financial advice fees	801	658	14	3	-	1,476	-	1,476
Distribution Fees:								
Mutual funds	186	68	-	-	-	254	-	254
Insurance and annuity	212	43	82	10	-	347	-	347
Other products	120	-	-	-	-	120	-	120
Total distribution fees	518	111	82	10	-	721	-	721
Other revenues	36	-	-	-	-	36	-	36
Total revenue from contracts with customers	1,355	769	96	13	-	2,233	-	2,233
Revenue from other sources	67	15	530	465	51	1,128	18	1,146
Total segment gross revenues	1,422	784	626	478	51	3,361	18	3,379
Banking and deposit interest expense	12	-	-	-	1	13	-	13
Total segment net revenues	1,410	784	626	478	50	3,348	18	3,366
Less: intersegment revenues	233	12	88	16	(1)	348	4	352
Total net revenues	$ 1,177	$ 772	$ 538	$ 462	$ 51	$ 3,000	$ 14	$ 3,014

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